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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-07986

The Alger Institutional Funds
(Exact name of registrant as specified in charter)

111 Fifth Avenue New York, New York			10003
(Address of principal executive offices)			(Zip code)

Mr. Hal Liebes Fred Alger Management, Inc. 111 Fifth Avenue New York, New York 10003
(Name and address of agent for service)

Registrant’s telephone number, including area code:		212-806-8800

Date of fiscal year end:	October 31

Date of reporting period:	October 31, 2008

ITEM 1.  REPORTS TO STOCKHOLDERS.

Alger LargeCap Growth Institutional Fund
| Alger SmallCap Growth Institutional Fund |
Alger MidCap Growth Institutional Fund
| Alger Capital Appreciation Institutional Fund |

The Alger
Institutional Funds

ANNUAL REPORT

October 31, 2008

Table Of Contents

THE ALGER INSTITUTIONAL FUNDS

Letter to Our Shareholders (Unaudited)	1

Fund Highlights (Unaudited)	7

Portfolio Summary (Unaudited)	11

Schedules of Investments	12

Statements of Assets and Liabilities	32

Statements of Operations	34

Statements of Changes in Net Assets	36

Financial Highlights	38

Notes to Financial Statements	46

Additional Information (Unaudited)	58

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Dear Shareholders,  November 25, 2008

The last year in the markets has been as unreal and fantastic as something out of Lewis Carroll's Alice's Adventures in Wonderland. Much like our world today, Wonderland was a sometimes frightening and dangerous place, where nothing made sense and rules changed frequently. It's far too true these days that, as Lewis' protagonist would say, things have gotten curiouser and curiouser. And there are no signs that conditions will become less curious anytime soon. Although investors remain steeped in uncertainty, the situation has already achieved a level of historical significance in that online encyclopedia Wikipedia has an entry for it: "Global Financial Crisis of 2008."

Wikipedia marks the week of September 7, 2008, as the beginning, but we can trace the tumult back to late 2007, when the unraveling of the housing market appeared, at first, to be the bottom. Like a tumble down the rabbit hole, however, there was yet more room to fall. Alice's descent relates to our own. The hole, Lewis writes, "went straight on like a tunnel for some way, and then dipped suddenly down, so suddenly that Alice had not a moment to think about stopping herself before she found herself falling down what seemed to be a very deep well."

Indications that the subprime disaster was not the deepest part of the well appeared in the spring with the collapse of Bear Stearns. A deceptively quiet few months followed, and then in August, perhaps in an early sign of what broad distress was to come, consumer credit dropped for the first time since 1998, declining by $7.9 billion. According to the Federal Reserve, it was the biggest monthly drop in more than half a century.

The Queen's Croquet Ground

By summer's end, the country's major financial institutions appeared as though they had been playing croquet with the Queen of Hearts, successful in her infamous demand, "Off with their heads!" Lehman Brothers was bankrupt, Bank of America had taken over embattled Merrill Lynch, the FDIC seized Washington Mutual — the U.S.'s largest savings and loan — and the Fed approved the multibillion dollar bailouts of Fannie Mae, Freddie Mac, and AIG.

In an effort to put some kind of bandage on the U.S.'s worsening economic wound, Congress passed the controversial $700 billion Emergency Economic Stabilization Act of 2008 in early October. As the month pushed forward, however, we saw more evidence of just how low the markets were capable of going. With investors fixating on the threat of a recession, the markets reflected the uncertainty over whether or not we had hit a bottom; record-breaking drops and rises littered the month. In one five-day period in early October, the Dow Jones Industrial Averagei lost 1,400 points. The period was topped the very next week during which the Dow traversed 1,600 points, from a high of 9,794 to a low of about 8,197. The S&P 500 Indexii, swung considerably, too, posting its biggest gain since the 1930s on October 13 before plunging two days later as retailers reported their sharpest sales drop in three years. Our fiscal year may have finished at the end of the month, but the tumult didn't.

In early November, the U.S. underwent an executive regime change with the election of Barack Obama to the presidency. As we foretold, the election itself had a minimal impact on the economy. Instead, the U.S. — and global — markets for the rest of the month succumbed to their own mayhem. The economies of Germany and Japan were officially in recession (with the U.S. following in early December), an automotive industry rescue was in debate, controversy surrounded the way in which the funds from the financial bailout plan were to be dispersed, and stocks continued to plunge. On November 20, the S&P 500, down 49% for the year, had its lowest close since 1997, and the Dow and NASDAQiii were at 5 1/2–year closing lows. The Dow itself was down 50% from its all-time high set in October 2007. The very next week, the bailout of Citigroup, Inc. joined the lengthening agenda.

Who Stole the Tarts?

Taking a magnifying glass to the third quarter, U.S. GDP declined 0.3% in its worst showing since 2001, when it declined 1.4% in the third quarter. Though little consolation, the current decline, which followed a 2.8% increase posted in the second quarter, was less than the -0.5% analysts were predicting.

The primary contributor to GDP decline was the squeezing of the American consumer. Although the Consumer Staples sector within the S&P 500 was the only sector to produce positive returns during the quarter, Americans reigned in their spending after the impact of the government's tax rebates wore off, cutting back on purchases of cars, furniture, household appliances, clothes, and other items. Personal consumption expenditures were 3.1% lower than in the second quarter, following a 1.2% increase in the first quarter. Compounding matters, disposable income fell at an annual rate of 8.7% in the third quarter, the largest quarterly drop since 1947. And the Price Index for Gross Domestic Purchases increased 4.8% from the 4.2% increase posted in the second quarter. The unemployment rate rose from 6.1% to 6.5% in October and then to 6.7% in November, a 15-year high; analysts said it could hit 8% or higher in 2009.

Businesses also cut back sharply in the third quarter, slashing spending on equipment and software at a 5.5% pace — the most since the first quarter of 2002 when the economy was struggling to recover from the 2001 recession. In addition to cuts in equipment and software, other negative contributions came from residential fixed investment. Home builders, too, cut spending at a 19.1% pace, indicating the 11th straight quarterly cutback.

However, there were some brighter spots: federal government spending, exports, private inventory investment, nonresidential structures, and state and local government spending were all positive contributors while imports, which are negative for the GDP, decreased in the quarter.

Although they grew at a 5.9% pace, U.S. exports did slow from the second quarter's 12.3% growth rate, reflecting less demand from overseas buyers who were now dealing with their own economic troubles. One year ago, we could say that the global economy was functioning separately from the U.S. economy: still healthy, still humming. But international markets are now also under pressure. With European recession official and U.S. exports weaker, it has become clear that any stability beyond the U.S. has been seriously diluted. China, however, holds more sway than it has in a long time; it is the largest holder of U.S. Treasuries and its huge trade surplus has helped it accumulate more foreign-currency reserves than any other country.

A Mad Tea Party

Like the Mad Hatter's watch that told only the day of the month and not the time, watching the nearly hour-by-hour destruction of the financial services sector became far too painful. Although the tea party borne from the overconfidence in the credit and housing markets has now become significantly smaller, we may not have seen the end of the chaos in financial services. It has been and continues to be massively reshaped and while some have not survived and others have had opportunities radically altered, there are some that will likely emerge better companies; our analysts are actively searching for those companies — across all sectors.

Through the Looking Glass

Carroll's follow up to Alice's Adventures in Wonderland — Through the Looking-Glass, and What Alice Found There — contains one of the greatest nonsensical poems ever written: Jabberwocky, which contains lines such as, "All mimsy were the borogoves,/And the mome raths outgrabe."

Similarly, these are mimsy, nonsensical times. However, we still do not believe that the global financial system is in dire jeopardy. In fact, we could be nearing the bottom in the equity market. And with a bottom comes opportunity. At the moment, stocks are at their lowest valuations since the 1980s; comparatively, Treasury valuations are at an all-time high and home values are still above where they were in the 1990s.

The vast concern over when — and how hard — we will hit the bottom certainly falls in the category of "curiouser." Growth may continue to be depressed in the near future, but we believe there is hope for a gradual recovery in 2009. Historically, the market has found the bottom and begun to rebound six to nine months ahead of an official recovery. Surveys of economists suggest the current recession will last throughout 2009, which, if the stock market follows a historical looking glass, would suggest it would bottom out in mid-2009. This estimate also — and perhaps too nicely — matches the 20-month average duration of bear markets since 1937, putting a similar stake in the ground for the bottom of this bear market at June of 2009. Unfortunately, these are only averages, meant, like records, to be broken. We have already, for example, fallen well below the average bear market decline (again since 1937) of roughly 34% with an S&P 500 decline of more than 44% as of this writing.

This year, high-quality companies with higher expected growth rates — the kinds of companies in which Alger invests — were punished by the market. Next year, our investment firm enters its 45th year in business. We have weathered many times of frightening uncertainty often coupled with deep bear markets. In each of those periods, Alger investment professionals have remained true, focused, and disciplined in executing upon our investment philosophy and process and on seeking out stock opportunities where others "fold" or "flee." We are confident now that, as in past bear markets, our discipline will allow us to fully participate in the upside of growth stocks when the markets once again reward high-quality, high-growth companies.

Why? At Alger, we think these difficult times favor our style of investing, which seeks out high-growth, high-quality companies. Specifically, by analyzing companies' financials and looking for "high quality," we are looking for companies with strong balance sheets, strong market positions, strong management teams — the ingredients that help any company prosper in good times and endure difficult ones. Further, to focus on "high-growth" companies might seem odd in a period when most companies are finding it difficult to even hold course. But, to this end, our sector analysts focus on identifying companies that — after this recession and over the longer term — we believe will be the market-share gainers, the shareholder-value generators, and the creators of new products and services in their sectors despite the recession. While, at present, all companies are focused on cost-cutting and tiptoeing through the madness of this recession, it is never more true than during times of recession that the strongest companies plant the seeds for higher future growth and, we believe, production of superior investment results for their shareholders.

Alice's Adventures in Wonderland was a knowing children's tale, an allegory meant to entertain the youngest generations and help them navigate the absurdities of an adult world. In the end, Alice woke up — a luxury that we, unfortunately, do not have. What we do have are defining principles and processes, expertise, and experience that have carried us through and will continue to enable us to guide our investors to a successful tomorrow. Like Alice in Wonderland, we've been thrust into a bizarre world. But Carroll also wrote Through the Looking-Glass, an almost equally as successful sequel to his famous story; now, we are eagerly awaiting the sequel to ours.

Respectfully submitted,

Daniel C. Chung

Chief Investment Officer

i  The Dow Jones Industrial Average is an index of common stocks comprised of major industrial companies and assumes reinvestment of dividends. It is frequently used as a general measure of stock market performance.

ii  Standard & Poor's 500 Index is an index of the 500 largest and most profitable companies in the United States.

iii  The Nasdaq Composite Index is a market value-weighted index that measures all domestic and non-U.S.-based securities listed on the Nasdaq stock market.

Investors cannot invest directly in an index. Index performance does not reflect the deduction for fees, expenses, or taxes.

This report and the financial statements contained herein are submitted for the general information of shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless proceeded or accompanied by an effective prospectus for the Fund.

Standard performance results can be found on the following pages. The investment return and principal value of an investment in a fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month-end, visit us at www.alger.com or call us at (800) 992-3863.

The views and opinions of the Fund's management in this report are as of the date of the Shareholders letter and are subject to change at any time subsequent to this date. There is no guarantee that any of the assumptions that formed the basis for the opinions stated herein are accurate or that they will materialize. Moreover, the information forming the basis for such assumptions is from sources believed to be reliable; however, there is no guarantee that such information is accurate. Any securities mentioned, whether owned in a fund or otherwise, are considered in the context of the construction of an overall portfolio of securities and therefore reference to them should not be construed as a recommendation or offer to purchase or sell any such security. Inclusion of such securities in a fund and transactions in such securities, if any, may be for a variety of reasons, including without limitation, in response to cash flows, inclusion in a benchmark, and risk control. The reference to a specific security should also be understood in such context and not viewed as a statement that the security is a significant holding in a portfolio. Please refer to the Schedule of Investments for each fund which is included in this report for a complete list of fund holdings as of October 31, 2008. Securities mentioned in the Shareholders letter, if not found in the Schedule of Investments, may have been held by the Funds during the Funds' fiscal year.

A Word About Risk

Growth stocks tend to be more volatile than other stocks as the price of growth stocks tends to be higher in relation to their companies' earnings and may be more sensitive to market, political, and economic developments. Investing in the stock market involves gains and losses and may not be suitable for all investors. Stocks of small and mid-sized companies are subject to greater risk than stocks of larger, more established companies owing to such factors as limited liquidity, inexperienced management, and limited financial resources. Funds that participate in leveraging, such as the Capital Appreciation Institutional Fund, are subject to the risk that borrowing money to leverage will exceed the returns for securities purchased or that the securities purchased may actually go down in value; thus, the Funds' net asset value can decrease more quickly than if the Funds had not borrowed. For a more detailed discussion of the risks associated with these Funds, please see the Funds' Prospectus.

Before investing, carefully consider a fund's investment objective, risks, charges, and expenses. For a prospectus containing this and other information about The Alger Funds, call us at (800) 992-3863 or visit us at www.alger.com. Read it carefully before investing. Fred Alger & Company, Incorporated, Distributor. Member NYSE, SIPC.

NOT FDIC INSURED. NOT BANK GUARANTEED. MAY LOSE VALUE.

ALGER LARGECAP GROWTH INSTITUTIONAL FUND

Fund Highlights Through October 31, 2008 (Unaudited)

The chart above illustrates the change in value of a hypothetical $10,000 investment made in the Alger LargeCap Growth Institutional Class I shares and the Russell 1000 Growth Index (an unmanaged index of common stocks) for the ten years ended October 31, 2008. The figures for the Alger LargeCap Growth Institutional Class I shares and the Russell 1000 Growth Index include reinvestment of dividends. Performance for the Alger LargeCap Growth Institutional Class R shares may vary from the results shown above due to differences in expenses the class bears.

Investors cannot invest directly in any index. Index performance does not reflect deduction for fees, expenses, or taxes.

PERFORMANCE COMPARISON

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS	SINCE INCEPTION
As of 10/31/08
Class I (Inception 11/8/93)	(43.81%)	(2.35%)	(0.75%)	5.74%
Russell 1000 Growth Index	(36.95%)	(1.28%)	(2.09%)	5.37%
Class R (Inception 1/27/03)	(44.07%)	(2.82%)	N/A	2.27%
Russell 1000 Growth Index	(36.95%)	(1.28%)	N/A	3.03%
As of 9/30/08
Class I	(26.11%)	3.63%	2.12%	7.46%
Russell 1000 Growth Index	(20.87%)	3.74%	0.60%	6.78%
Class R	(26.46%)	3.13%	N/A	6.64%
Russell 1000 Growth Index	(20.87%)	3.74%	N/A	6.66%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund's average annual total returns include changes in share price and reinvestment of dividends and capital gains. The graph and table above do not reflect the deduction of taxes that a shareholder would have paid on fund distributions or on the redemption of fund shares. Investment return and principal will fluctuate and the Fund's shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. For performance current to the most recent month end, visit us at www.alger.com or call us at (800) 992-3863.

ALGER SMALLCAP GROWTH INSTITUTIONAL FUND

Fund Highlights Through October 31, 2008 (Unaudited)

The chart above illustrates the change in value of a hypothetical $10,000 investment made in the Alger SmallCap Growth Institutional Class I shares and the Russell 2000 Growth Index (an unmanaged index of common stocks) for the ten years ended October 31, 2008. The figures for the Alger SmallCap Growth Institutional Class I shares and the Russell 2000 Growth Index include reinvestment of dividends. Performance for the Alger SmallCap Growth Institutional Class R shares may vary from the results shown above due to differences in expenses the class bears.

Investors cannot invest directly in any index. Index performance does not reflect deduction for fees, expenses, or taxes.

PERFORMANCE COMPARISON

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS	SINCE INCEPTION
As of 10/31/08
Class I (Inception 11/8/93)	(45.48%)	1.84%	1.56%	6.81%
Russell 2000 Growth Index	(37.86%)	(0.12%)	1.63%	3.35%
Class R (Inception 1/27/03)	(45.75%)	1.33%	N/A	7.28%
Russell 2000 Growth Index	(37.86%)	(0.12%)	N/A	6.74%
As of 9/30/08
Class I	(25.51%)	8.95%	4.53%	8.65%
Russell 2000 Growth Index	(17.07%)	6.64%	4.67%	5.08%
Class R	(25.88%)	8.44%	N/A	12.23%
Russell 2000 Growth Index	(17.07%)	6.64%	N/A	11.55%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund's average annual total returns include changes in share price and reinvestment of dividends and capital gains. The graph and table above do not reflect the deduction of taxes that a shareholder would have paid on fund distributions or on the redemption of fund shares. Investment return and principal will fluctuate and the Fund's shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. For performance current to the most recent month end, visit us at www.alger.com or call us at (800) 992-3863.

ALGER MIDCAP GROWTH INSTITUTIONAL FUND

Fund Highlights Through October 31, 2008 (Unaudited)

The chart above illustrates the change in value of a hypothetical $10,000 investment made in the Alger MidCap Growth Institutional Class I shares and the Russell Midcap Growth Index (an unmanaged index of common stocks) for the ten years ended October 31, 2008. Figures for the Alger MidCap Growth Institutional Class I shares and the Russell Midcap Growth Index include reinvestment of dividends. Performance for the Alger MidCap Growth Institutional Class R shares may vary from the results shown above due to differences in expenses the class bears.

Investors cannot invest directly in any index. Index performance does not reflect deduction for fees, expenses, or taxes.

PERFORMANCE COMPARISON

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS	SINCE INCEPTION
As of 10/31/08
Class I (Inception 11/8/93)	(55.04%)	(2.88%)	5.06%	10.53%
Russell Midcap Growth Index	(42.65%)	(0.18%)	2.20%	6.00%
Class R (Inception 1/27/03)	(55.25%)	(3.35%)	N/A	3.39%
Russell Midcap Growth Index	(42.65%)	(0.18%)	N/A	5.66%
As of 9/30/08
Class I	(36.32%)	4.76%	8.93%	12.79%
Russell MidCap Growth Index	(24.65%)	6.53%	5.51%	7.82%
Class R	(36.63%)	4.24%	N/A	8.90%
Russell MidCap Growth Index	(24.65%)	6.53%	N/A	10.47%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund's average annual total returns include changes in share price and reinvestment of dividends and capital gains. The graph and table above do not reflect the deduction of taxes that a shareholder would have paid on fund distributions or on the redemption of fund shares. Investment return and principal will fluctuate and the Fund's shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. For performance current to the most recent month end, visit us at www.alger.com or call us at (800) 992-3863.

ALGER CAPITAL APPRECIATION INSTITUTIONAL FUND

Fund Highlights Through October 31, 2008 (Unaudited)

The chart above illustrates the change in value of a hypothetical $10,000 investment made in the Alger Capital Appreciation Institutional Class I shares and the Russell 3000 Growth Index (an unmanaged index of common stocks) for the ten years ended October 31, 2008. Figures for the Alger Capital Appreciation Institutional Class I shares and the Russell 3000 Growth Index include reinvestment of dividends. Performance for the Alger Capital Appreciation Institutional Class R shares may vary from the results shown above due to differences in expenses the class bears.

Investors cannot invest directly in any index. Index performance does not reflect deduction for fees, expenses, or taxes.

PERFORMANCE COMPARISON

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS	SINCE INCEPTION
As of 10/31/08
Class I shares (Inception 11/8/93)	(40.59%)	3.65%	4.34%	9.83%
Russell 3000 Growth Index	(37.04%)	(1.20%)	(1.83%)	6.00%
Class R shares (Inception 1/27/03)	(40.92%)	3.14%	N/A	7.74%
Russell 3000 Growth Index	(37.04%)	(1.20%)	N/A	5.66%
As of 9/30/08
Class I shares	(24.87%)	8.80%	6.57%	11.17%
Russell 3000 Growth Index	(20.61%)	3.96%	0.88%	6.57%
Class R shares	(25.26%)	8.24%	N/A	11.18%
Russell 3000 Growth Index	(20.61%)	3.96%	N/A	7.00%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund's average annual total returns include changes in share price and reinvestment of dividends and capital gains. The graph and table above do not reflect the deduction of taxes that a shareholder would have paid on fund distributions or on the redemption of fund shares. Investment return and principal will fluctuate and the Fund's shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. For performance current to the most recent month end, visit us at www.alger.com or call us at (800) 992-3863.

PORTFOLIO SUMMARY*

October 31, 2008 (Unaudited)

SECTORS	LARGECAP GROWTH	SMALLCAP GROWTH	MIDCAP GROWTH	CAPITAL APPRECIATION
Consumer Discretionary	8.8%	12.7%	13.7%	5.5%
Consumer Staples	12.9	2.2	1.7	9.3
Energy	9.2	9.0	11.0	9.6
Financials	8.5	6.5	9.9	6.0
Health Care	10.0	21.0	13.5	17.3
Industrials	11.2	13.8	13.2	9.1
Information Technology	29.8	25.4	29.5	25.3
Materials	4.6	1.5	2.3	5.2
Telecommunication Services	0.0	2.0	1.7	1.7
Utilities	0.0	1.4	0.5	0.6
Cash and Net Other Assets	5.0	4.5	3.0	10.4
	100.0%	100.0%	100.0%	100.0%

* Based on Net assets.

THE ALGER INSTITUTIONAL FUNDS | ALGER LARGECAP GROWTH INSTITUTIONAL FUND

Schedule of Investments October 31, 2008

COMMON STOCKS—95.0%	SHARES	VALUE
AEROSPACE & DEFENSE—4.7%
BE Aerospace Inc.*	14,150	$182,111
Boeing Co.	6,250	326,688
General Dynamics Corp.	6,600	398,112
Lockheed Martin Corp.	3,300	280,665
		1,187,576
AIR FREIGHT & LOGISTICS—1.5%
United Parcel Service Inc.	7,300	385,293
APPAREL RETAIL—.5%
Abercrombie & Fitch Co.	4,050	117,287
ASSET MANAGEMENT & CUSTODY BANKS—2.7%
AllianceBernstein Holding LP	5,050	118,372
BlackRock Inc.	2,650	348,051
Invesco Ltd.	14,400	214,704
		681,127
BIOTECHNOLOGY—3.0%
Biogen Idec Inc.*	5,900	251,045
Gilead Sciences Inc.*	11,300	518,105
		769,150
CABLE & SATELLITE—1.2%
Scripps Networks Interactive Inc.	11,050	313,820
CASINOS & GAMING—.5%
Wynn Resorts Ltd.	2,300	138,920
COAL & CONSUMABLE FUELS—.7%
Consol Energy Inc.	5,950	186,770
COMMUNICATIONS EQUIPMENT—4.8%
Cisco Systems Inc.*	31,100	552,647
Nokia OYJ#	14,300	217,074
Research In Motion Ltd.*	9,050	456,392
		1,226,113
COMPUTER & ELECTRONICS RETAIL—.8%
GameStop Corp., Cl. A*	7,300	199,946
COMPUTER HARDWARE—4.2%
Apple Inc.*	6,950	747,751
Hewlett-Packard Co.	8,700	333,036
		1,080,787
COMPUTER STORAGE & PERIPHERALS—1.6%
EMC Corp.*	29,550	348,099
SanDisk Corp.*	7,550	67,120
		415,219
CONSTRUCTION & FARM MACHINERY & HEAVY TRUCKS—1.7%
Deere & Co.	11,100	428,015

THE ALGER INSTITUTIONAL FUNDS | ALGER LARGECAP GROWTH INSTITUTIONAL FUND

Schedule of Investments (Continued) October 31, 2008

COMMON STOCKS—(CONT.)	SHARES	VALUE
DATA PROCESSING & OUTSOURCED SERVICES—1.6%
Mastercard Inc.	2,700	$399,113
DIVERSIFIED CHEMICALS—.9%
EI Du Pont de Nemours & Co.	6,950	222,400
DIVERSIFIED METALS & MINING—1.3%
Freeport-McMoRan Copper & Gold Inc.	11,552	336,163
DRUG RETAIL—1.9%
Walgreen Co.	19,050	485,012
ELECTRICAL COMPONENTS & EQUIPMENT—.3%
JA Solar Holdings Co., Ltd.*#	14,300	68,640
FERTILIZERS & AGRICULTURAL CHEMICALS—2.4%
Monsanto Co.	4,650	413,757
Potash Corp., of Saskatchewan	2,350	200,361
		614,118
FOOD RETAIL—.4%
Whole Foods Market Inc.	9,500	101,840
FOOTWEAR—.7%
Nike Inc., Cl. B	2,950	170,009
HEALTH CARE EQUIPMENT—2.0%
Boston Scientific Corp.*	23,100	208,593
Hologic Inc.*	14,300	175,032
Zimmer Holdings Inc.*	2,900	134,647
		518,272
HEALTH CARE SUPPLIES—.4%
Inverness Medical Innovations Inc.*	5,850	112,028
HOME ENTERTAINMENT SOFTWARE—3.0%
Activision Blizzard Inc.*	28,050	349,503
Nintendo Co., Ltd.#	11,000	427,809
		777,312
HOUSEHOLD PRODUCTS—1.3%
Procter & Gamble Co.	5,000	322,700
INDUSTRIAL CONGLOMERATES—3.1%
General Electric Co.	18,400	358,984
McDermott International Inc.*	25,500	436,815
		795,799
INTEGRATED OIL & GAS—4.1%
Chevron Corp.	8,150	607,990
Hess Corp.	3,350	201,704
Petroleo Brasileiro SA#	8,800	236,632
		1,046,326

THE ALGER INSTITUTIONAL FUNDS | ALGER LARGECAP GROWTH INSTITUTIONAL FUND

Schedule of Investments (Continued) October 31, 2008

COMMON STOCKS—(CONT.)	SHARES	VALUE
INTERNET RETAIL—1.2%
Amazon.com Inc.*	5,200	$297,648
INTERNET SOFTWARE & SERVICES—5.7%
eBay Inc.*	50,950	778,007
Google Inc., Cl. A*	1,900	682,784
		1,460,791
INVESTMENT BANKING & BROKERAGE—1.6%
Goldman Sachs Group Inc.,/The	1,800	166,500
Lazard Ltd., Cl. A	7,700	232,309
		398,809
IT CONSULTING & OTHER SERVICES—1.6%
Cognizant Technology Solutions Corp., Cl. A*	21,050	404,160
LIFE SCIENCES TOOLS & SERVICES—.5%
Thermo Fisher Scientific Inc.*	3,450	140,070
MANAGED HEALTH CARE—.6%
UnitedHealth Group Inc.	6,800	161,364
MOVIES & ENTERTAINMENT—2.5%
Regal Entertainment Group	23,700	304,308
Viacom Inc., Cl. B*	16,400	331,608
		635,916
OIL & GAS DRILLING—1.3%
Transocean Inc.*	3,997	329,073
OIL & GAS EQUIPMENT & SERVICES—.5%
Schlumberger Ltd.	2,378	122,824
OIL & GAS EXPLORATION & PRODUCTION—2.6%
Devon Energy Corp.	8,300	671,138
OTHER DIVERSIFIED FINANCIAL SERVICES—1.7%
Bank of America Corp.	4,450	107,557
JPMorgan Chase & Co.	8,000	330,000
		437,557
PHARMACEUTICALS—3.3%
Abbott Laboratories	6,700	369,505
Johnson & Johnson	5,650	346,571
Wyeth	4,200	135,156
		851,232
RESTAURANTS—1.5%
Starbucks Corp.*	28,400	372,892
SEMICONDUCTOR EQUIPMENT—1.0%
MEMC Electronic Materials Inc.*	13,300	244,454

THE ALGER INSTITUTIONAL FUNDS | ALGER LARGECAP GROWTH INSTITUTIONAL FUND

Schedule of Investments (Continued) October 31, 2008

COMMON STOCKS—(CONT.)	SHARES	VALUE
SEMICONDUCTORS—1.9%
Broadcom Corp., Cl. A*	6,750	$115,290
Intel Corp.	22,400	358,400
		473,690
SOFT DRINKS—5.0%
Coca-Cola Co.,/The	17,200	757,832
Hansen Natural Corp.*	8,000	202,560
PepsiCo Inc.	5,750	327,808
		1,288,200
SPECIALIZED FINANCE—2.6%
CME Group Inc.	712	200,891
NYSE Euronext	15,200	458,736
		659,627
SYSTEMS SOFTWARE—4.4%
Microsoft Corp.	49,800	1,112,034
TOBACCO—4.2%
Altria Group Inc.	25,050	480,710
Philip Morris International Inc.	13,600	591,192
		1,071,902
TOTAL COMMON STOCKS (Cost $36,712,608)		24,233,136
SHORT-TERM INVESTMENTS—4.5%	PRINCIPAL AMOUNT
TIME DEPOSITS
Citibank London, .96%, 11/3/08	$900,000	900,000
JP Morgan Chase London, .96%, 11/3/08	253,837	253,837
TOTAL TIME DEPOSITS (Cost $1,153,837)		1,153,837
Total Investments (Cost $37,866,445)(a)	99.5%	25,386,973
Other Assets in Excess of Liabilities	0.5	139,651
NET ASSETS	100.0%	$25,526,624

  *  Non-income producing security.

  #  American Depositary Receipts.

  (a)  At October 31, 2008, the net unrealized depreciation on investments, based on cost for federal income tax purposes of $38,842,644 amounted to $13,455,671 which consisted of aggregate gross unrealized appreciation of $227,181 and aggregate gross unrealized depreciation of $13,682,852.

See Notes to Financial Statements.

THE ALGER INSTITUTIONAL FUNDS | ALGER SMALLCAP GROWTH INSTITUTIONAL FUND

Schedule of Investments October 31, 2008

COMMON STOCK—95.5%	SHARES	VALUE
AEROSPACE & DEFENSE—1.7%
BE Aerospace Inc.*	322,455	$4,149,996
Esterline Technologies Corp.*	192,425	6,936,921
		11,086,917
AIRLINES—.7%
Airtran Holdings Inc.*	1,208,540	4,942,928
APPAREL RETAIL—1.3%
Aeropostale Inc.*	203,500	4,926,735
AnnTaylor Stores Corp.*	325,150	4,087,136
		9,013,871
APPLICATION SOFTWARE—6.5%
Ansys Inc.*	170,836	4,891,035
Concur Technologies Inc.*	230,850	5,824,346
Informatica Corp.*	602,200	8,460,910
Solera Holdings Inc.*	382,200	9,512,958
Synchronoss Technologies Inc.*	352,250	2,736,983
Taleo Corp.*	553,200	7,634,160
TIBCO Software Inc.*	981,930	5,056,940
		44,117,332
BIOTECHNOLOGY—7.7%
Acorda Therapeutics Inc.*	177,050	3,611,820
Alexion Pharmaceuticals Inc.*	224,500	9,148,375
Cepheid Inc.*	213,700	2,536,619
Cubist Pharmaceuticals Inc.*	392,350	9,961,767
InterMune Inc.*	411,805	6,065,888
Myriad Genetics Inc.*	122,850	7,750,607
OSI Pharmaceuticals Inc.*	144,550	5,485,673
United Therapeutics Corp.	86,815	7,572,872
		52,133,621
CASINOS & GAMING—2.1%
Bally Technologies Inc.*	358,950	7,950,743
WMS Industries Inc.*	259,350	6,483,750
		14,434,493
COAL & CONSUMABLE FUELS—.8%
International Coal Group Inc.*	1,132,300	5,299,163
COMMUNICATIONS EQUIPMENT—3.2%
Foundry Networks Inc.*	251,100	3,728,835
Nice Systems Ltd.*#	392,500	8,776,300
Polycom Inc.*	271,455	5,703,270
Sonus Networks Inc.*	1,440,085	3,182,588
		21,390,993
COMPUTER STORAGE & PERIPHERALS—1.2%
Synaptics Inc.*	252,675	7,805,130

THE ALGER INSTITUTIONAL FUNDS | ALGER SMALLCAP GROWTH INSTITUTIONAL FUND

Schedule of Investments (Continued) October 31, 2008

COMMON STOCK—(CONT.)	SHARES	VALUE
CONSTRUCTION & ENGINEERING—2.1%
Aecom Technology Corp.*	422,100	$7,441,623
URS Corp.*	225,655	6,632,000
		14,073,623
CONSTRUCTION & FARM MACHINERY & HEAVY TRUCKS—1.3%
Bucyrus International Inc.	191,360	4,617,517
Titan Machinery Inc.*	317,250	3,927,555
		8,545,072
DATA PROCESSING & OUTSOURCED SERVICES—3.2%
NeuStar Inc., Cl. A*	325,010	6,402,697
TeleTech Holdings Inc.*	643,250	5,814,980
VeriFone Holdings Inc.*	450,145	5,113,647
Wright Express Corp.*	293,585	4,019,179
		21,350,503
DISTILLERS & VINTNERS—1.1%
Central European Distribution Corp.*	246,400	7,093,855
DISTRIBUTORS—1.1%
LKQ Corp.*	658,790	7,536,557
EDUCATION SERVICES—1.5%
Corinthian Colleges Inc.*	705,400	10,073,111
ELECTRIC UTILITIES—1.4%
ITC Holdings Corp.	240,485	9,758,880
ELECTRICAL COMPONENTS & EQUIPMENT—.4%
JA Solar Holdings Co., Ltd.*#	566,500	2,719,200
ENVIRONMENTAL & FACILITIES SERVICES—1.4%
Waste Connections Inc.*	274,500	9,291,825
FOOTWEAR—1.9%
Deckers Outdoor Corp.*	67,950	5,766,237
Iconix Brand Group Inc.*	667,025	7,263,902
		13,030,139
HEALTH CARE EQUIPMENT—5.0%
ev3 Inc.*	490,600	3,174,182
Hologic Inc.*	229,400	2,807,856
Insulet Corp.*	318,850	1,785,560
Masimo Corp.*	203,000	6,493,970
Meridian Bioscience Inc.	413,800	10,171,204
Thoratec Corp.*	365,550	8,999,841
		33,432,613
HEALTH CARE FACILITIES—1.2%
Tenet Healthcare Corp.*	1,784,200	7,814,795
HEALTH CARE SERVICES—1.5%
Gentiva Health Services Inc.*	378,500	10,276,275

THE ALGER INSTITUTIONAL FUNDS | ALGER SMALLCAP GROWTH INSTITUTIONAL FUND

Schedule of Investments (Continued) October 31, 2008

COMMON STOCK—(CONT.)	SHARES	VALUE
HEALTH CARE SUPPLIES—1.3%
Immucor Inc.*	217,100	$5,764,005
Inverness Medical Innovations Inc.*	163,450	3,130,068
		8,894,073
HOME ENTERTAINMENT SOFTWARE—.6%
THQ Inc.*	585,950	4,365,327
HOUSEWARES & SPECIALTIES—1.3%
Tupperware Brands Corp.	336,950	8,524,835
INDUSTRIAL MACHINERY—3.3%
Actuant Corp., Cl. A	401,010	7,190,109
Clarcor Inc.	256,800	9,088,152
RBC Bearings Inc.*	258,990	6,145,833
		22,424,094
INTEGRATED TELECOMMUNICATION SERVICES—.4%
Cincinnati Bell Inc.*	1,078,740	2,578,188
INTERNET RETAIL—.7%
priceline.com Inc.*	95,510	5,026,690
INTERNET SOFTWARE & SERVICES—3.8%
GSI Commerce Inc.*	753,172	7,795,330
Interwoven Inc.*	696,100	8,777,821
Omniture Inc.*	287,505	3,306,308
VistaPrint Ltd.*	335,450	5,726,132
		25,605,591
INVESTMENT BANKING & BROKERAGE—2.1%
Greenhill & Co., Inc.	62,310	4,110,591
Investment Technology Group Inc.*	234,400	4,784,104
Lazard Ltd., Cl. A	179,600	5,418,532
		14,313,227
IT CONSULTING & OTHER SERVICES—1.0%
SI International Inc.*	222,330	6,403,104
LEISURE FACILITIES—1.0%
Life Time Fitness Inc.*	353,445	6,729,593
LEISURE PRODUCTS—.8%
Phillips-Van Heusen Corp.	208,220	5,103,472
LIFE SCIENCES TOOLS & SERVICES—3.5%
Bruker Corp.*	441,250	1,804,713
Icon PLC*#	318,552	8,081,664
Illumina Inc.*	270,210	8,330,574
Parexel International Corp.*	512,412	5,329,085
		23,546,036
METAL & GLASS CONTAINERS—1.5%
Silgan Holdings Inc.	214,900	10,001,446

THE ALGER INSTITUTIONAL FUNDS | ALGER SMALLCAP GROWTH INSTITUTIONAL FUND

Schedule of Investments (Continued) October 31, 2008

COMMON STOCK—(CONT.)	SHARES	VALUE
MOVIES & ENTERTAINMENT—.6%
Regal Entertainment Group	319,000	$4,095,960
OIL & GAS EQUIPMENT & SERVICES—3.2%
Cal Dive International Inc.*	495,284	4,214,867
Dril-Quip Inc.*	213,370	5,270,239
IHS Inc., Cl. A*	195,250	6,909,898
T-3 Energy Services Inc.*	208,900	5,036,579
		21,431,583
OIL & GAS EXPLORATION & PRODUCTION—5.0%
Carrizo Oil & Gas Inc.*	206,310	4,825,591
Comstock Resources Inc.*	131,100	6,478,962
Concho Resources Inc.*	400,260	8,505,525
Mariner Energy Inc.*	427,950	6,158,201
Petrobank Energy & Resources Ltd.*	264,060	4,995,172
Whiting Petroleum Corp.*	51,600	2,682,684
		33,646,135
PACKAGED FOODS & MEATS—1.1%
Hain Celestial Group Inc.*	328,015	7,623,069
PHARMACEUTICALS—.8%
Auxilium Pharmaceuticals Inc.*	133,150	2,616,398
Optimer Pharmaceuticals Inc.*	336,600	1,396,890
Par Pharmaceutical Cos., Inc.*	160,200	1,602,000
		5,615,288
PROPERTY & CASUALTY INSURANCE—1.1%
First Mercury Financial Corp.*	657,051	7,089,580
REGIONAL BANKS—1.7%
First Commonwealth Financial Corp.	355,450	3,931,277
Signature Bank*	224,010	7,298,246
		11,229,523
REINSURANCE—.5%
Platinum Underwriters Holdings Ltd.	106,300	3,373,962
RESEARCH & CONSULTING SERVICES—1.4%
FTI Consulting Inc.*	159,210	9,273,983
RESTAURANTS—.3%
McCormick & Schmick's Seafood Restaurants Inc.*	442,450	2,163,581
SECURITY & ALARM SERVICES—1.6%
Geo Group Inc.,/The*	594,950	10,506,817
SEMICONDUCTOR EQUIPMENT—.8%
Tessera Technologies Inc.*	314,810	5,439,917

THE ALGER INSTITUTIONAL FUNDS | ALGER SMALLCAP GROWTH INSTITUTIONAL FUND

Schedule of Investments (Continued) October 31, 2008

COMMON STOCK—(CONT.)	SHARES	VALUE
SEMICONDUCTORS—4.1%
Atheros Communications Inc.*	412,785	$7,417,746
Cavium Networks Inc.*	290,948	3,706,678
Microsemi Corp.*	467,300	10,159,102
ON Semiconductor Corp.*	1,256,000	6,418,160
		27,701,686
TECHNOLOGY DISTRIBUTORS—.9%
Mellanox Technologies Ltd.*	809,100	6,278,616
THRIFTS & MORTGAGE FINANCE—1.2%
Brookline Bancorp Inc.	676,500	7,915,050
WIRELESS TELECOMMUNICATION SERVICES—1.6%
SBA Communications Corp.*	509,525	10,694,930
TOTAL COMMON STOCKS (Cost $932,634,896)		642,816,252
SHORT-TERM INVESTMENTS—4.6%	PRINCIPAL AMOUNT
TIME DEPOSITS
Citibank London, .96%, 11/3/08	$26,100,000	26,100,000
JP Morgan Chase London, .96%, 11/3/08	5,031,889	5,031,889
TOTAL TIME DEPOSITS (Cost $31,131,889)		31,131,889
Total Investments (Cost $963,766,785)(a)	100.1%	673,948,141
Liabilities in Excess of Other Assets	(0.1)	(372,689)
NET ASSETS	100.0%	$673,575,452

  *  Non-income producing securities.

  #  American Depositary Receipts.

  (a)  At October 31, 2008, the net unrealized depreciation on investments, based on cost for federal income tax purposes of $964,572,295 amounted to $290,624,154 which consisted of aggregate gross unrealized appreciation of $15,244,353 and aggregate gross unrealized depreciation of $305,868,507.

See Notes to Financial Statements.

THE ALGER INSTITUTIONAL FUNDS | ALGER MIDCAP GROWTH INSTITUTIONAL FUND

Schedule of Investments October 31, 2008

COMMON STOCKS—96.7%	SHARES	VALUE
AEROSPACE & DEFENSE—.9%
BE Aerospace Inc.*	667,690	$8,593,170
APPAREL RETAIL—1.8%
Aeropostale Inc.*	144,500	3,498,345
Chico's FAS Inc.*	1,318,600	4,483,240
J Crew Group Inc.*	247,600	5,013,900
Urban Outfitters Inc.*	155,000	3,369,700
		16,365,185
APPLICATION SOFTWARE—2.6%
Autodesk Inc.*	437,300	9,318,863
Informatica Corp.*	392,700	5,517,435
Taleo Corp.*	176,500	2,435,700
TIBCO Software Inc.*	1,320,290	6,799,494
		24,071,492
ASSET MANAGEMENT & CUSTODY BANKS—4.2%
AllianceBernstein Holding LP	113,300	2,655,752
BlackRock Inc.	63,300	8,313,822
Blackstone Group LP/The	712,500	6,512,250
Invesco Ltd.	1,000,400	14,915,964
State Street Corp.	155,700	6,749,595
		39,147,383
BIOTECHNOLOGY—5.0%
Alexion Pharmaceuticals Inc.*	264,400	10,774,300
Biogen Idec Inc.*	108,200	4,603,910
Celgene Corp.*	91,800	5,899,068
Metabolix Inc.*	1,723,600	16,150,132
United Therapeutics Corp.*	98,755	8,614,399
		46,041,809
COAL & CONSUMABLE FUELS—1.1%
Consol Energy Inc.	312,000	9,793,680
COMMUNICATIONS EQUIPMENT—2.1%
Juniper Networks Inc.*	323,400	6,060,516
Research In Motion Ltd.*	255,895	12,904,785
		18,965,301
COMPUTER & ELECTRONICS RETAIL—1.1%
GameStop Corp., Cl. A*	379,200	10,386,288
COMPUTER HARDWARE—1.6%
Apple Inc.*	139,700	15,030,323
COMPUTER STORAGE & PERIPHERALS—.5%
NetApp Inc.*	316,300	4,279,539
CONSTRUCTION & ENGINEERING—2.2%
Fluor Corp.	499,200	19,933,056

THE ALGER INSTITUTIONAL FUNDS | ALGER MIDCAP GROWTH INSTITUTIONAL FUND

Schedule of Investments (Continued) October 31, 2008

COMMON STOCKS—(CONT.)	SHARES	VALUE
CONSTRUCTION & FARM MACHINERY & HEAVY TRUCKS—1.5%
Deere & Co.	219,700	$8,471,632
Joy Global Inc.	168,600	4,886,028
		13,357,660
DEPARTMENT STORES—.5%
Kohl's Corp.*	138,000	4,847,940
DISTRIBUTORS—.7%
LKQ Corp.*	559,500	6,400,680
DIVERSIFIED METALS & MINING
Thompson Creek Metals Co., Inc.*	28,800	171,648
DRUG RETAIL—.3%
China Nepstar Chain Drugstore Ltd.#	656,984	2,726,484
EDUCATION SERVICES—.9%
Corinthian Colleges Inc.*	318,600	4,549,608
ITT Educational Services Inc.*	41,800	3,663,770
		8,213,378
ELECTRIC UTILITIES—.5%
ITC Holdings Corp.	113,079	4,588,746
ELECTRICAL COMPONENTS & EQUIPMENT—2.2%
General Cable Corp.*	725,500	12,391,540
JA Solar Holdings Co., Ltd.*#	1,655,960	7,948,608
		20,340,148
FERTILIZERS & AGRICULTURAL CHEMICALS—.5%
Mosaic Co.,/The	117,600	4,634,616
FOOD RETAIL—.7%
Whole Foods Market Inc.	629,500	6,748,240
FOOTWEAR—1.4%
Iconix Brand Group Inc.*	1,150,200	12,525,678
HEALTH CARE EQUIPMENT—2.3%
Insulet Corp.*	743,100	4,161,360
Varian Medical Systems Inc.*	376,600	17,139,066
		21,300,426
HEALTH CARE FACILITIES—1.8%
Community Health Systems Inc.*	369,400	7,572,700
Tenet Healthcare Corp.*	2,131,100	9,334,218
		16,906,918
HEALTH CARE SERVICES—.3%
Gentiva Health Services Inc.*	98,100	2,663,415
HEAVY ELECTRICAL EQUIPMENT—.3%
Vestas Wind Systems A/S*	77,900	3,174,218

THE ALGER INSTITUTIONAL FUNDS | ALGER MIDCAP GROWTH INSTITUTIONAL FUND

Schedule of Investments (Continued) October 31, 2008

COMMON STOCKS—(CONT.)	SHARES	VALUE
HOME ENTERTAINMENT SOFTWARE—5.2%
Activision Blizzard Inc.*	1,407,000	$17,531,220
Nintendo Co., Ltd.#	716,330	27,859,291
Take-Two Interactive Software Inc.	175,055	2,076,152
		47,466,663
HOME BUILDING—.5%
KB Home	248,400	4,145,796
INDUSTRIAL CONGLOMERATES—2.7%
McDermott International Inc.*	1,431,180	24,516,113
INDUSTRIAL GASES—1.7%
Praxair Inc.	245,900	16,020,385
INTERNET RETAIL—1.8%
Expedia Inc.*	1,320,600	12,558,906
Shutterfly Inc.*	545,500	4,162,165
		16,721,071
INTERNET SOFTWARE & SERVICES—7.5%
eBay Inc.*	1,139,500	17,400,165
Interwoven Inc.*	583,800	7,361,718
Netease.com*#	624,200	14,044,500
Omniture Inc.*	631,945	7,267,367
Sina Corp.*	552,100	17,888,040
Vignette Corp.*	661,900	5,374,628
		69,336,418
INVESTMENT BANKING & BROKERAGE—1.6%
Lazard Ltd., Cl. A	496,000	14,964,320
IT CONSULTING & OTHER SERVICES—5.3%
Cognizant Technology Solutions Corp., Cl. A*	1,407,900	27,031,680
Satyam Computer Services Ltd.#	1,394,700	21,938,631
		48,970,311
LEISURE PRODUCTS—2.7%
Gildan Activewear Inc.*	781,200	18,248,832
Polo Ralph Lauren Corp., Cl. A	140,900	6,646,253
		24,895,085
LIFE SCIENCES TOOLS & SERVICES—2.2%
Icon PLC*#	73,400	1,862,158
Parexel International Corp.*	873,500	9,084,400
Thermo Fisher Scientific Inc.*	225,600	9,159,360
		20,105,918
MANAGED HEALTH CARE—.4%
Aetna Inc.	164,000	4,078,680
OIL & GAS DRILLING—1.4%
Nabors Industries Ltd.*	890,600	12,806,828

THE ALGER INSTITUTIONAL FUNDS | ALGER MIDCAP GROWTH INSTITUTIONAL FUND

Schedule of Investments (Continued) October 31, 2008

COMMON STOCKS—(CONT.)	SHARES	VALUE
OIL & GAS EQUIPMENT & SERVICES—3.3%
Acergy SA#	407,000	$2,849,000
Cameron International Corp.*	356,783	8,655,556
National Oilwell Varco Inc.*	159,870	4,778,514
Weatherford International Ltd.*	861,900	14,548,872
		30,831,942
OIL & GAS EXPLORATION & PRODUCTION—4.9%
Concho Resources Inc.*	468,400	9,953,500
Denbury Resources Inc.*	731,400	9,296,094
Linc Energy Ltd.*	1,630,508	3,169,824
Newfield Exploration Co.*	318,100	7,309,938
Nexen Inc.	938,800	15,011,412
		44,740,768
OTHER DIVERSIFIED FINANCIAL SERVICES—.7%
BM&F BOVESPA SA	2,370,287	6,453,172
PHARMACEUTICALS—1.4%
Auxilium Pharmaceuticals Inc.*	181,600	3,568,440
Mylan Inc.*	1,109,900	9,511,843
		13,080,283
REGIONAL BANKS—.1%
SunTrust Banks Inc.	12,900	517,806
RESEARCH & CONSULTING SERVICES—1.8%
FTI Consulting Inc.*	290,900	16,944,925
RESTAURANTS—2.4%
Burger King Holdings Inc.	444,500	8,836,660
McCormick & Schmick's Seafood Restaurants Inc.*	352,100	1,721,769
Starbucks Corp.*	887,000	11,646,310
		22,204,739
SECURITY & ALARM SERVICES—1.6%
Geo Group Inc.,/The*	826,800	14,601,288
SEMICONDUCTOR EQUIPMENT—.9%
MEMC Electronic Materials Inc.*	311,465	5,724,727
Tessera Technologies Inc.*	126,600	2,187,648
		7,912,375
SEMICONDUCTORS—3.5%
Atheros Communications Inc.*	617,135	11,089,916
Broadcom Corp., Cl. A*	224,600	3,836,168
Intersil Corp.	590,800	8,088,052
Marvell Technology Group Ltd.*	642,700	4,473,192
Skyworks Solutions Inc.*	636,700	4,539,671
		32,026,999
SOFT DRINKS—.7%
Hansen Natural Corp.*	260,600	6,598,392

THE ALGER INSTITUTIONAL FUNDS | ALGER MIDCAP GROWTH INSTITUTIONAL FUND

Schedule of Investments (Continued) October 31, 2008

COMMON STOCKS—(CONT.)	SHARES	VALUE
SPECIALIZED FINANCE—1.9%
CME Group Inc.	21,600	$6,094,440
NYSE Euronext	390,100	11,773,218
		17,867,658
TECHNOLOGY DISTRIBUTORS—.5%
Mellanox Technologies Ltd.*	590,200	4,579,952
THRIFTS & MORTGAGE FINANCE—1.3%
People's United Financial Inc.	684,100	11,971,750
WIRELESS TELECOMMUNICATION SERVICES—1.7%
SBA Communications Corp.*	764,665	16,050,318
TOTAL COMMON STOCKS (Cost $1,312,767,120)		891,617,376
CONVERTIBLE CORPORATE BONDS—.3%	PRINCIPAL AMOUNT
OIL & GAS DRILLING
Transocean Inc., 1.50%, 12/15/37 (Cost $4,000,000)	$4,000,000	3,065,000
SHORT-TERM INVESTMENTS—1.2%
TIME DEPOSITS
Citibank London, .96%, 11/3/08 (Cost $11,488,895)	11,488,895	11,488,895
Total Investments (Cost $1,328,256,015)(a)	98.2%	906,171,271
Other Assets in Excess of Liabilities	1.8	16,248,623
NET ASSETS	100.0%	$922,419,894

  *  Non-income producing security.

  #  American Depositary Receipts.

  (a)  At October 31, 2008, the net unrealized depreciation on investments, based on cost for federal income tax purposes of $1,410,242,190 amounted to $504,070,919 which consisted of aggregate gross unrealized appreciation of $14,256,933 and aggregate gross unrealized depreciation of $518,327,852.

See Notes to Financial Statements.

THE ALGER INSTITUTIONAL FUNDS | ALGER CAPITAL APPRECIATION INSTITUTIONAL FUND

Schedule of Investments October 31, 2008

COMMON STOCKS—89.4%	SHARES	VALUE
AEROSPACE & DEFENSE—3.8%
BE Aerospace Inc.*	351,700	$4,526,379
General Dynamics Corp.	142,400	8,589,568
Lockheed Martin Corp.	54,100	4,601,205
		17,717,152
AIR FREIGHT & LOGISTICS—.4%
United Parcel Service Inc.	32,600	1,720,628
APPLICATION SOFTWARE—3.3%
Autodesk Inc.*	207,000	4,411,170
Intuit Inc.*	71,400	1,789,284
Net 1 UEPS Technologies Inc.*	93,600	1,310,400
Solera Holdings Inc.*	181,900	4,527,491
Synopsys Inc.*	177,300	3,241,044
		15,279,389
ASSET MANAGEMENT & CUSTODY BANKS—1.6%
Affiliated Managers Group Inc.*	30,300	1,405,314
AllianceBernstein Holding LP	118,900	2,787,016
Invesco Ltd.	204,100	3,043,131
		7,235,461
BIOTECHNOLOGY—6.3%
Alexion Pharmaceuticals Inc.*	32,600	1,328,450
Amgen Inc.*	27,200	1,629,008
Biogen Idec Inc.*	136,100	5,791,055
Cephalon Inc.*	83,800	6,010,136
Genentech Inc.*	103,000	8,542,820
Gilead Sciences Inc.*	47,300	2,168,705
United Therapeutics Corp.*	44,400	3,873,012
		29,343,186
CABLE & SATELLITE—.5%
Comcast Corp., Cl. A	146,900	2,265,198
COAL & CONSUMABLE FUELS—.6%
Alpha Natural Resources Inc.*	16,900	604,513
Consol Energy Inc.	44,600	1,399,994
Peabody Energy Corp.	18,800	648,788
		2,653,295
COMMODITY CHEMICALS—.6%
Celanese Corp.	198,000	2,744,280
COMMUNICATIONS EQUIPMENT—2.1%
Cisco Systems Inc.*	64,900	1,153,273
Nice Systems Ltd.*#	199,700	4,465,292
Research In Motion Ltd.*	36,000	1,815,480
Sonus Networks Inc.*	1,005,900	2,223,039
		9,657,084

THE ALGER INSTITUTIONAL FUNDS | ALGER CAPITAL APPRECIATION INSTITUTIONAL FUND

Schedule of Investments (Continued) October 31, 2008

COMMON STOCKS—(CONT.)	SHARES	VALUE
COMPUTER HARDWARE—1.0%
Apple Inc.*	41,600	$4,475,744
COMPUTER STORAGE & PERIPHERALS—.2%
EMC Corp.*	95,600	1,126,168
CONSTRUCTION & ENGINEERING—.5%
Quanta Services Inc.*	124,800	2,466,048
CONSTRUCTION & FARM MACHINERY & HEAVY TRUCKS—1.0%
Deere & Co.	120,100	4,631,056
DATA PROCESSING & OUTSOURCED SERVICES—.3%
Visa Inc., Cl. A	25,800	1,428,030
DIVERSIFIED METALS & MINING—1.2%
Freeport-McMoRan Copper & Gold Inc.	118,000	3,433,800
Thompson Creek Metals Co., Inc.*	315,000	1,877,400
		5,311,200
DRUG RETAIL—1.2%
CVS/Caremark Corp.	179,800	5,510,870
ELECTRIC UTILITIES—.6%
FirstEnergy Corp.	50,400	2,628,864
ELECTRICAL COMPONENTS & EQUIPMENT—.9%
First Solar Inc.*	3,800	546,060
General Cable Corp.*	68,500	1,169,980
JA Solar Holdings Co., Ltd.*#	521,200	2,501,760
		4,217,800
ENVIRONMENTAL & FACILITIES SERVICES—.4%
Waste Connections Inc.*	54,100	1,831,285
FERTILIZERS & AGRICULTURAL CHEMICALS—1.4%
Monsanto Co.	8,300	738,534
Mosaic Co.,/The	98,600	3,885,826
Potash Corp., of Saskatchewan	18,700	1,594,362
Terra Industries Inc.	15,200	334,248
		6,552,970
FOOTWEAR—.1%
Deckers Outdoor Corp.*	5,528	469,106
GENERAL MERCHANDISE STORES—.5%
Family Dollar Stores Inc.	83,600	2,249,676
HEALTH CARE EQUIPMENT—2.6%
Baxter International Inc.	73,100	4,421,819
Covidien Ltd.	100,500	4,451,145
Hologic Inc.*	88,352	1,081,428
Insulet Corp.*	50,200	281,120
Varian Medical Systems Inc.*	23,500	1,069,485
Zimmer Holdings Inc.*	14,200	659,306
		11,964,303

THE ALGER INSTITUTIONAL FUNDS | ALGER CAPITAL APPRECIATION INSTITUTIONAL FUND

Schedule of Investments (Continued) October 31, 2008

COMMON STOCKS—(CONT.)	SHARES	VALUE
HEALTH CARE SUPPLIES—1.1%
Inverness Medical Innovations Inc.*	259,100	$4,961,765
HOME ENTERTAINMENT SOFTWARE—5.5%
Activision Blizzard Inc.*	405,400	5,051,284
Nintendo Co., Ltd.#	521,226	20,271,365
		25,322,649
HOUSEHOLD PRODUCTS—.5%
Procter & Gamble Co.	36,600	2,362,164
HOUSEWARES & SPECIALTIES—.3%
Tupperware Brands Corp.	51,400	1,300,420
INDUSTRIAL CONGLOMERATES—1.1%
McDermott International Inc.*	209,300	3,585,309
Tyco International Ltd.	54,100	1,367,648
		4,952,957
INDUSTRIAL MACHINERY—.9%
ITT Corp.	69,200	3,079,400
SPX Corp.	23,200	898,768
		3,978,168
INTEGRATED OIL & GAS—1.5%
Chevron Corp.	81,000	6,042,600
Exxon Mobil Corp.	6,300	466,956
Marathon Oil Corp.	16,800	488,880
		6,998,436
INTERNET RETAIL—.4%
Expedia Inc.*	201,500	1,916,265
INTERNET SOFTWARE & SERVICES—6.1%
eBay Inc.*	622,700	9,508,629
IAC/InterActiveCorp.*	709,000	11,882,840
Netease.com*#	113,900	2,562,750
Sina Corp.*	128,400	4,160,160
		28,114,379
INVESTMENT BANKING & BROKERAGE—.9%
Lazard Ltd., Cl. A	131,500	3,967,355
IT CONSULTING & OTHER SERVICES—.6%
Cognizant Technology Solutions Corp., Cl. A*	74,400	1,428,480
Satyam Computer Services Ltd.#	87,500	1,376,375
		2,804,855
LEISURE PRODUCTS—1.5%
Gildan Activewear Inc.*	250,600	5,854,016
Polo Ralph Lauren Corp., Cl. A	26,100	1,231,137
		7,085,153

THE ALGER INSTITUTIONAL FUNDS | ALGER CAPITAL APPRECIATION INSTITUTIONAL FUND

Schedule of Investments (Continued) October 31, 2008

COMMON STOCKS—(CONT.)	SHARES	VALUE
LIFE & HEALTH INSURANCE—.4%
MetLife Inc.	58,294	$1,936,527
LIFE SCIENCES TOOLS & SERVICES—2.5%
Invitrogen Corp.*	231,500	6,664,885
Thermo Fisher Scientific Inc.*	123,600	5,018,160
		11,683,045
MANAGED HEALTH CARE—.2%
UnitedHealth Group Inc.	44,200	1,048,866
METAL & GLASS CONTAINERS—1.3%
Owens-Illinois Inc.*	260,700	5,964,816
MOVIES & ENTERTAINMENT—1.1%
DreamWorks Animation SKG Inc.*	47,500	1,334,750
Regal Entertainment Group	200,600	2,575,704
Viacom Inc., Cl. B*	61,200	1,237,464
		5,147,918
OIL & GAS EQUIPMENT & SERVICES—2.7%
Baker Hughes Inc.	48,000	1,677,600
Weatherford International Ltd.*	649,400	10,961,872
		12,639,472
OIL & GAS EXPLORATION & PRODUCTION—4.8%
Concho Resources Inc.*	93,900	1,995,375
Denbury Resources Inc.*	501,900	6,379,149
Devon Energy Corp.	3,000	242,580
Newfield Exploration Co.*	174,700	4,014,606
Nexen Inc.	556,300	8,895,237
Petrobank Energy & Resources Ltd.*	13,900	262,944
Whiting Petroleum Corp.*	9,000	467,910
		22,257,801
OTHER DIVERSIFIED FINANCIAL SERVICES—.6%
BM&F BOVESPA SA	228,273	621,479
JPMorgan Chase & Co.	54,900	2,264,625
		2,886,104
PACKAGED FOODS & MEATS—.5%
ConAgra Foods Inc.	133,400	2,323,828
PHARMACEUTICALS—4.6%
Abbott Laboratories	311,600	17,184,740
Mylan Inc.*	196,500	1,684,005
Pfizer Inc.	148,400	2,628,164
		21,496,909
PROPERTY & CASUALTY INSURANCE—.3%
ACE Ltd.	27,100	1,554,456
PUBLISHING—1.0%
McGraw-Hill Cos., Inc.,/The	179,300	4,812,412

THE ALGER INSTITUTIONAL FUNDS | ALGER CAPITAL APPRECIATION INSTITUTIONAL FUND

Schedule of Investments (Continued) October 31, 2008

COMMON STOCKS—(CONT.)	SHARES	VALUE
SEMICONDUCTOR EQUIPMENT—.3%
Tessera Technologies Inc.*	93,231	$1,611,032
SEMICONDUCTORS—3.1%
Atheros Communications Inc.*	214,400	3,852,768
Intel Corp.	285,500	4,568,000
Marvell Technology Group Ltd.*	223,600	1,556,256
Skyworks Solutions Inc.*	630,600	4,496,178
		14,473,202
SOFT DRINKS—.2%
Coca-Cola Co.,/The	25,600	1,127,936
SPECIALIZED FINANCE—.8%
NYSE Euronext	127,300	3,841,914
STEEL—.7%
Cliffs Natural Resources Inc.	127,300	3,435,827
SYSTEMS SOFTWARE—2.8%
Microsoft Corp.	546,400	12,201,112
Symantec Corp.*	63,500	798,830
		12,999,942
THRIFTS & MORTGAGE FINANCE—1.4%
People's United Financial Inc.	374,900	6,560,750
TOBACCO—6.9%
Altria Group Inc.	417,200	8,006,068
Philip Morris International Inc.	549,450	23,884,592
		31,890,660
WIRELESS TELECOMMUNICATION SERVICES—1.7%
American Tower Corp.*	15,306	494,537
NII Holdings Inc., Cl. B*	108,800	2,802,688
SBA Communications Corp.*	229,600	4,819,304
		8,116,529
TOTAL COMMON STOCKS (Cost $550,462,312)		415,053,305
CONVERTIBLE CORPORATE BONDS—.2%	PRINCIPAL AMOUNT
ELECTRICAL COMPONENTS & EQUIPMENT—.1%
JA Solar Holdings Co., Ltd., 4.50%, 5/15/13	$2,057,000	640,241
FOOTWEAR—.1%
Iconix Brand Group Inc., 1.875%, 6/30/12	475,000	239,875
TOTAL CONVERTIBLE CORPORATE BONDS (Cost $2,532,000)		880,116

THE ALGER INSTITUTIONAL FUNDS | ALGER CAPITAL APPRECIATION INSTITUTIONAL FUND

Schedule of Investments (Continued) October 31, 2008

SHORT-TERM INVESTMENTS—7.7%	PRINCIPAL AMOUNT	VALUE
TIME DEPOSITS
Citibank London, .96%, 11/3/08	$17,600,000	$17,600,000
JP Morgan Chase London, .96%, 11/3/08	17,600,000	17,600,000
Wells Fargo Grand Cayman, .96%, 11/3/08	715,505	715,505
TOTAL TIME DEPOSITS (Cost $35,915,505)		35,915,505
Total Investments (Cost $588,909,817)(a)	97.3%	451,848,926
Other Assets in Excess of Liabilities	2.7	12,764,046
NET ASSETS	100.0%	$464,612,972

  *  Non-income producing security.

  #  American Depositary Receipts.

  (a)  At October 31, 2008, the net unrealized depreciation on investments, based on cost for federal income tax purposes of $617,571,706 amounted to $165,722,780 which consisted of aggregate gross unrealized appreciation of $7,715,232 and aggregate gross unrealized depreciation of $173,438,012.

See Notes to Financial Statements.

THE ALGER INSTITUTIONAL FUNDS

Statements of Assets and Liabilities October 31, 2008

	LargeCap Growth Fund	SmallCap Growth Fund	MidCap Growth Fund	Capital Appreciation Fund
ASSETS:
Investments in securities, at value (identified cost*) see accompanying schedules of investments	$25,386,973	$673,948,141	$906,171,271	$451,848,926
Receivable for investment securities sold	814,302	7,703,206	55,708,788	39,827,471
Receivable foreign currency contracts	170	—	—	—
Receivable for shares of beneficial interest sold	27,906	2,042,055	14,716,310	1,649,263
Dividends and interest receivable	23,724	57,503	251,695	554,408
Prepaid expenses	19,812	132,142	212,759	94,322
Total Assets	26,272,887	683,883,047	977,060,823	493,974,390
LIABILITIES:
Payable for investment securities purchased	661,472	7,687,130	51,169,627	27,342,825
Payable foreign currency contracts	—	—	1,772	—
Payable for shares of beneficial interest redeemed	8,472	1,400,602	2,060,046	1,315,850
Due to Custodian	9,725	—	23,118	—
Accrued investment advisory fees	25,189	631,948	830,881	422,118
Accrued transfer agent fees	1,909	256,752	60,680	25,180
Accrued distribution fees	2,956	22,185	23,551	29,252
Accrued administrative fees	976	21,455	30,065	14,331
Accrued shareholder servicing fees	8,869	195,046	273,316	130,283
Accrued expenses	26,695	92,477	167,873	81,579
Total Liabilities	746,263	10,307,595	54,640,929	29,361,418
NET ASSETS	$25,526,624	$673,575,452	$922,419,894	$464,612,972
Net Assets Consist of:
Paid in capital	$50,576,638	$1,042,025,307	$1,716,920,821	$722,175,571
Undistributed net investment income (accumulated loss)	—	—	—	—
Undistributed net realized gain (accumulated loss)	(12,569,396)	(78,631,211)	(372,416,948)	(120,501,708)
Net unrealized appreciation on investments	(12,480,618)	(289,818,644)	(422,083,979)	(137,060,891)
NET ASSETS	$25,526,624	$673,575,452	$922,419,894	$464,612,972
SHARES OF BENEFICIAL INTEREST OUTSTANDING—NOTE 6
Class I	2,153,583	38,419,781	100,655,450	31,069,885
Class R	553,449	2,427,492	4,779,379	4,166,382
Net Asset Value Per Share
Class I	$9.48	$16.52	$8.76	$13.23
Class R	$9.24	$16.08	$8.45	$12.85
*Identified Cost	$37,866,445	$963,766,785	$1,328,256,015	$588,909,817

See Notes to Financial Statements.

THE ALGER INSTITUTIONAL FUNDS

Statements of Operations

For the year ended October 31, 2008

	LargeCap Growth Fund	SmallCap Growth Fund	MidCap Growth Fund	Capital Appreciation Fund
INCOME:
Dividends (net of foreign withholding taxes*)	$592,124	$1,562,370	$8,283,800	$4,668,401
Interest and other	41,081	1,146,994	1,016,678	1,394,145
Total Income	633,205	2,709,364	9,300,478	6,062,546
EXPENSES:
Investment advisory fees—Note 3(a)	377,546	7,167,550	12,844,306	5,082,452
Distribution fees—Note 3(b)	40,000	245,371	321,423	287,834
Shareholder servicing fees—Note 3(d)	132,939	2,212,207	4,225,101	1,568,658
Administrative fees—Note 3(a)	17,254	284,533	552,717	201,769
Interest expense	—	216	6,474	247
Custodian fees	44,271	93,636	245,787	127,393
Fund accounting fees	4,365	76,503	133,677	53,759
Transfer agent fees	10,734	1,137,274	317,738	154,975
Professional fees	6,891	28,983	38,188	28,468
Printing fees	3,330	83,900	98,828	43,450
Trustees fees	12,966	12,966	12,966	12,966
Registration fees	36,300	65,732	68,661	63,264
Miscellaneous	7,629	92,194	197,369	54,451
Total Expenses	694,225	11,501,065	19,063,235	7,679,686
NET INVESTMENT LOSS	(61,020)	(8,791,701)	(9,762,757)	(1,617,140)
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS
Net realized loss on investments	(6,474,324)	(71,748,163)	(359,826,712)	(110,148,228)
Net realized gain on foreign currency transactions	56,778	—	1,286,191	900,567
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	(20,745,764)	(432,433,215)	(783,011,959)	(196,607,893)
Net realized and unrealized loss on investments and foreign currency	(27,163,310)	(504,181,378)	(1,141,552,480)	(305,855,554)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(27,224,330)	$(512,973,079)	$(1,151,315,237)	$(307,472,694)
*Foreign withholding taxes	$3,844	$—	$159,308	$31,500

See Notes to Financial Statements.

THE ALGER INSTITUTIONAL FUNDS

Statements of Changes in Net Assets

	LargeCap Growth Fund		SmallCap Growth Fund		MidCap Growth Fund		Capital Appreciation Fund
	For the Year Ended October 31, 2008	For the Year Ended October 31, 2007	For the Year Ended October 31, 2008	For the Year Ended October 31, 2007	For the Year Ended October 31, 2008	For the Year Ended October 31, 2007	For the Year Ended October 31, 2008	For the Year Ended October 31, 2007
Net investment loss	$(61,020)	$(159,630)	$(8,791,701)	$(4,839,811)	$(9,762,757)	$(8,584,775)	$(1,617,140)	$(1,036,528)
Net realized gain (loss) on investments and foreign currency transactions	(6,417,546)	14,503,129	(71,748,163)	46,281,847	(358,540,521)	334,251,916	(109,247,661)	63,602,689
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	(20,745,764)	1,792,315	(432,433,215)	112,536,968	(783,011,959)	275,497,572	(196,607,893)	47,211,518
Net increase(decrease) in net assets resulting from operations	(27,224,330)	16,135,814	(512,973,079)	153,979,004	(1,151,315,237)	601,164,713	(307,472,694)	109,777,679
Distributions to shareholders from:
Net realized gains
Class I	—	—	—	—	(306,838,433)	(105,905,536)	—	—
Class R	—	—	—	—	(10,895,934)	(3,494,730)	—	—
Total distributions to shareholders	—	—	—	—	(317,734,367)	(109,400,266)	—	—
Increase (decrease) from shares of beneficial interest transactions:
Class I	(8,534,603)	(68,755,483)	223,920,798	441,527,169	262,079,027	207,121,687	150,407,353	269,214,084
Class R	411,794	1,786,330	20,783,378	32,476,922	27,187,010	10,462,384	44,308,239	26,986,851
Net increase (decrease) from shares of beneficial interest transactions—Note 6	(8,122,809)	(66,969,153)	244,704,176	474,004,091	289,266,037	217,584,071	194,715,592	296,200,935
Total increase (decrease)	(35,347,139)	(50,833,339)	(268,268,903)	627,983,095	(1,179,783,567)	709,348,518	(112,757,102)	405,978,614
Net Assets:
Beginning of year	60,873,763	111,707,102	941,844,355	313,861,260	2,102,203,461	1,392,854,943	577,370,074	171,391,460
END OF YEAR	$25,526,624	$60,873,763	$673,575,452	$941,844,355	$922,419,894	$2,102,203,461	$464,612,972	$577,370,074
Undistributed net investment income (accumulated loss)	$—	$—	$—	$—	$—	$—	$—	$—

See Notes to Financial Statements.

THE ALGER INSTITUTIONAL FUNDS

Financial Highlights for a share outstanding throughout the period

ALGER LARGECAP GROWTH INSTITUTIONAL FUND	CLASS I					CLASS R
	Year ended 10/31/08	Year ended 10/31/07	Year ended 10/31/06	Year ended 10/31/05	Year ended 10/31/04	Year ended 10/31/08	Year ended 10/31/07	Year ended 10/31/06	Year ended 10/31/05	Year ended 10/31/04	From 1/27/03 to 10/31/03 (i)(iii)
INCOME FROM INVESTMENT OPERATIONS
Net asset value, beginning of period	$16.87	$13.25	$12.56	$10.86	$10.71	$16.52	$13.04	$12.39	$10.76	$10.66	$8.12
Net investment income (loss) (ii)	(0.01)	(0.03)	(0.01)	0.04	(0.06)	(0.08)	(0.10)	(0.08)	(0.03)	(0.12)	(0.06)
Net realized and unrealized gain (loss) on investments	(7.38)	3.65	0.74	1.66	0.21	(7.20)	3.58	0.73	1.66	0.22	2.60
Total from investment operations	(7.39)	3.62	0.73	1.70	0.15	(7.28)	3.48	0.65	1.63	0.10	2.54
Dividend from net investment income	—	—	(0.04)	—	—	—	—	—	—	—	—
Net asset value, end of period	$9.48	$16.87	$13.25	$12.56	$10.86	$9.24	$16.52	$13.04	$12.39	$10.76	$10.66
Total return	(43.8)%	27.3%	5.8%	15.7%	1.4%	(44.1)%	26.7%	5.3%	15.2%	0.9%	31.3%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's omitted)	$20,415	$52,127	$106,335	$86,725	$88,098	$5,112	$8,747	$5,372	$3,826	$2,493	$133
Ratio of expenses to average net assets	1.23%	1.32%	1.21%	1.08%	1.13%	1.73%	1.81%	1.71%	1.57%	1.64%	1.62%
Ratio of net investment income (loss) to average net assets	(0.04)%	(0.19)%	(0.08)%	0.31%	(0.51)%	(0.55)%	(0.72)%	(0.59)%	(0.29)%	(1.05)%	(0.84)%
Portfolio turnover rate	187.80%	192.18%	322.72%	249.06%	191.48%	187.80%	192.18%	322.72%	249.06%	191.48%	255.49%

(i)  Commenced operations January 27, 2003.

(ii)  Amount was computed based on average shares outstanding during the period.

(iii)  Ratios have been annualized; total return and portfolio turnover have not been annualized.

See Notes to Financial Statements.

THE ALGER INSTITUTIONAL FUNDS

Financial Highlights for a share outstanding throughout the period

ALGER SMALLCAP GROWTH INSTITUTIONAL FUND	CLASS I						CLASS R
	Year ended 10/31/08	Year ended 10/31/07		Year ended 10/31/06	Year ended 10/31/05	Year ended 10/31/04	Year ended 10/31/08	Year ended 10/31/07		Year ended 10/31/06	Year ended 10/31/05	Year ended 10/31/04	From 1/27/03 to 10/31/03 (i)(iii)
INCOME FROM INVESTMENT OPERATIONS
Net asset value, beginning of period	$30.30	$23.98		$19.97	$16.07	$15.10	$29.64	$23.58		$19.74	$15.93	$15.05	$10.72
Net investment income (loss) (ii)	(0.23)	(0.21)		(0.16)	(0.14)	(0.16)	(0.35)	(0.35)		(0.28)	(0.22)	(0.25)	(0.14)
Net realized and unrealized gain (loss) on investments	(13.55)	6.53		4.17	4.04	1.13	(13.21)	6.41		4.12	4.03	1.13	4.47
Total from investment operations	(13.78)	6.32		4.01	3.90	0.97	(13.56)	6.06		3.84	3.81	0.88	4.33
Net asset value, end of period	$16.52	$30.30		$23.98	$19.97	$16.07	$16.08	$29.64		$23.58	$19.74	$15.93	$15.05
Total return	(45.5)%	26.4%		20.1%	24.3%	6.4%	(45.8)%	25.7%		19.5%	23.9%	5.8%	40.4%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's omitted)	$634,542	$894,802		$305,843	$71,224	$69,788	$39,033	$47,042		$8,018	$2,487	$284	$70
Ratio of expenses to average net assets	1.27%	1.30	%(iv)	1.31%	1.20%	1.25%	1.77%	1.83	%(iv)	1.83%	1.68%	1.75%	1.74%
Ratio of net investment income (loss) to average net assets	(0.97)%	(0.78)%		(0.74)%	(0.77)%	(1.03)%	(1.47)%	(1.32)%		(1.26)%	(1.20)%	(1.55)%	(1.49)%
Portfolio turnover rate	62.68%	67.53%		88.67%	116.16%	135.80%	62.68%	67.53%		88.67%	116.16%	135.0%	139.97%

(i)  Commenced operations January 27, 2003.

(ii)  Amount was computed based on average shares outstanding during the period.

(iii)  Ratios have been annualized; total return and portfolio turnover have not been annualized.

(iv)  Amount has been reduced by 0.03% due to expense reimbursement.

See Notes to Financial Statements.

THE ALGER INSTITUTIONAL FUNDS

Financial Highlights for a share outstanding throughout the period

ALGER MIDCAP GROWTH INSTITUTIONAL FUND	CLASS I					CLASS R
	Year ended 10/31/08	Year ended 10/31/07	Year ended 10/31/06	Year ended 10/31/05	Year ended 10/31/04	Year ended 10/31/08	Year ended 10/31/07	Year ended 10/31/06	Year ended 10/31/05	Year ended 10/31/04	From 1/27/03 to 10/31/03 (i)(iii)
INCOME FROM INVESTMENT OPERATIONS
Net asset value, beginning of period	$23.24	$17.29	$17.57	$15.38	$14.78	$22.64	$16.95	$17.34	$15.25	$14.73	$10.25
Net investment income (loss) (ii)	(0.09)	(0.11)	(0.09)	(0.11)	(0.13)	(0.16)	(0.20)	(0.18)	(0.19)	(0.21)	(0.14)
Net realized and unrealized gain (loss) on investments	(10.85)	7.44	1.69	2.55	0.73	(10.49)	7.27	1.67	2.53	0.73	4.62
Total from investment operations	(10.94)	7.33	1.60	2.44	0.60	(10.65)	7.07	1.49	2.34	0.52	4.48
Distributions from net realized gains	(3.54)	(1.38)	(1.88)	(0.25)	—	(3.54)	(1.38)	(1.88)	(0.25)	—	—
Net asset value, end of period	$8.76	$23.24	$17.29	$17.57	$15.38	$8.45	$22.64	$16.95	$17.34	$15.25	$14.73
Total return	(55.0)%	45.5%	9.5%	16.0%	4.1%	(55.3)%	44.7%	9.0%	15.4%	3.5%	43.7%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's omitted)	$882,046	$2,032,326	$1,349,500	$1,093,486	$839,273	$40,374	$69,877	$43,355	$22,127	$12,000	$790
Ratio of expenses to average net assets	1.11%	1.17%	1.13%	1.10%	1.15%	1.61%	1.67%	1.63%	1.60%	1.65%	1.66%
Ratio of net investment income (loss) to average net assets	(0.56)%	(0.54)%	(0.54)%	(0.64)%	(0.87)%	(1.05)%	(1.04)%	(1.05)%	(1.15)%	(1.37)%	(1.40)%
Portfolio turnover rate	324.49%	274.32%	253.59%	237.74%	190.93%	324.49%	274.32%	253.59%	237.74%	190.93%	217.33%

(i)  Commenced operations January 27, 2003.

(ii)  Amount was computed based on average shares outstanding during the period.

(iii)  Ratios have been annualized; total return and portfolio turnover have not been annualized.

See Notes to Financial Statements.

THE ALGER INSTITUTIONAL FUNDS

Financial Highlights for a share outstanding throughout the period

ALGER CAPITAL APPRECIATION INSTITUTIONAL FUND	CLASS I					CLASS R
	Year ended 10/31/08	Year ended 10/31/07	Year ended 10/31/06	Year ended 10/31/05	Year ended 10/31/04	Year ended 10/31/08	Year ended 10/31/07	Year ended 10/31/06	Year ended 10/31/05	Year ended 10/31/04	From 1/27/03 to 10/31/03 (i)(iii)
INCOME FROM INVESTMENT OPERATIONS
Net asset value, beginning of period	$22.27	$15.77	$13.28	$11.05	$11.06	$21.75	$15.47	$13.09	$10.95	$11.01	$8.36
Net investment income (loss) (ii)	(0.04)	(0.06)	(0.06)	—	(0.10)	(0.13)	(0.16)	(0.15)	(0.06)	(0.16)	(0.08)
Net realized and unrealized gain (loss) on investments	(9.00)	6.56	2.55	2.23	0.09	(8.77)	6.44	2.53	2.20	0.10	2.73
Total from investment operations	(9.04)	6.50	2.49	2.23	(0.01)	(8.90)	6.28	2.38	2.14	(0.06)	2.65
Net asset value, end of period	$13.23	$22.27	$15.77	$13.28	$11.05	$12.85	$21.75	$15.47	$13.09	$10.95	$11.01
Total return	(40.6)%	41.3%	18.7%	20.2%	(0.1)%	(40.9)%	40.6%	18.2%	19.5%	(0.5)%	31.7%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's omitted)	$411,056	$537,928	$165,422	$128,646	$124,889	$53,557	$39,442	$5,969	$1,073	$706	$66
Ratio of expenses to average net assets	1.18%	1.23%	1.27%	1.17%	1.23%	1.68%	1.72%	1.79%	1.67%	1.73%	1.72%
Ratio of net investment income (loss) to average net assets	(0.21)%	(0.33)%	(0.38)%	0.04%	(0.87)%	(0.70)%	(0.86)%	(0.90)%	(0.51)%	(1.39)%	(1.01)%
Portfolio turnover rate	291.85%	232.13%	225.25%	148.91%	160.00%	291.85%	232.13%	225.25%	148.91%	160.00%	187.72%

(i)  Commenced operations January 27, 2003.

(ii)  Amount was computed based on average shares outstanding during the period.

(iii)  Ratios have been annualized; total return and portfolio turnover have not been annualized.

See Notes to Financial Statements.

THE ALGER INSTITUTIONAL FUNDS |

NOTES TO FINANCIAL STATEMENTS

NOTE 1 — General:

The Alger Institutional Funds (the "Trust"), is a diversified, open-end registered investment company organized as a business trust under the laws of the Commonwealth of Massachusetts. The Trust operates as a series company and currently issues an unlimited number of shares of beneficial interest in four funds—LargeCap Growth Fund, SmallCap Growth Fund, MidCap Growth Fund and Capital Appreciation Fund (collectively, the "Funds" or individually, each a "Fund"). Each Fund normally invest primarily in equity securities and each has an investment objective of long-term capital appreciation.

Each Fund offers Class I and Class R shares. Class R shares were first offered January 27, 2003. Each class has identical rights to assets and earnings except that only Class R shares have a plan of distribution and bear the related expenses.

NOTE 2 — Significant Accounting Policies:

(a) Investment Valuation: Investments of the Funds are valued on each day the New York Stock Exchange (the "NYSE") is open as of the close of the NYSE (currently 4:00 p.m. Eastern time). Securities for which such information is readily available are valued at the last reported sales price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the absence of reported sales, securities are valued at a price within the bid and asked price or, in the absence of a recent bid or asked price, the equivalent as obtained from one or more of the major market makers for the securities to be valued.

Securities for which market quotations are not readily available are valued at fair value, as determined in good faith pursuant to procedures established by the Board of Trustees.

Securities in which the Funds invest may be traded in markets that close before the close of the NYSE. Developments that occur between the close of the foreign markets and the close of the NYSE (normally 4:00 p.m. Eastern time) may result in adjustments to the closing prices to reflect what the investment manager, pursuant to policies established by the Board of Trustees, believes to be the fair values of these securities as of the close of the NYSE. The Funds may also fair value securities in other situations, for example, when a particular foreign market is closed but the Funds are open.

Short-term securities having a remaining maturity of sixty days or less are valued at amortized cost which approximates market value. Shares of mutual funds are valued at the net asset value of the underlying mutual fund.

Recent Accounting Pronouncements

Statement on Financial Accounting Standards No. 157, "Fair Value Measurements" (FAS 157) defines fair value for financial reporting, establishes a framework for

THE ALGER INSTITUTIONAL FUNDS |

NOTES TO FINANCIAL STATEMENTS (Continued)

measuring fair value and requires additional disclosures about the use of fair value measurements. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The Fund does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements, however, additional disclosures will be required about the inputs used to develop the measurements of fair value and the effect of certain of the measurements reported in the statement of operations for a fiscal period. These inputs are summarized in the three broad levels listed below:

•  Level 1 – quoted prices in active markets for identical securities

•  Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, credit risk, etc.)

•  Level 3 – significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

In March 2008, the Financial Accounting Standards Board issued the Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities ("FAS 161"). FAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. FAS 161 requires enhanced disclosures about the Fund's derivative and hedging activities, including how such activities are accounted for and their effect on the Fund's financial position, performance and cash flows. Management is currently evaluating the impact the adoption of FAS 161 will have on the Fund's financial statements and related disclosures.

(b) Securities Transactions and Investment Income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income is recognized on the accrual basis.

Premiums and discounts on debt securities purchased are amortized or accreted over the lives of the respective securities.

(c) Foreign Currency Translations: The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the prevailing rates of exchange on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of such transactions.

Net realized gains and losses on foreign currency transactions represent net gains and losses from the disposition of foreign currencies, currency gains and losses realized between the trade dates and settlement dates of security transactions, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The effects of changes in foreign currency exchange rates

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NOTES TO FINANCIAL STATEMENTS (Continued)

on investments in securities are included in realized and unrealized gain or loss on investments in the Statements of Operations.

(d) Lending of Fund Securities: The Funds may lend their securities to financial institutions, provided that the market value of the securities loaned will not at any time exceed one third of a Fund's total assets, as defined. The Funds earn fees on the securities loaned. In order to protect against the risk of failure by the borrower to return the securities loaned or any delay in the delivery of such securities, the loan is collateralized by cash, letters of credit or U.S. Government securities that are maintained in an amount equal to at least 100 percent of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Funds and any required additional collateral is delivered to the Funds on the next business day. There were no securities on loan during the year ended October 31, 2008.

(e) Dividends to Shareholders: Dividends payable to shareholders are recorded on the ex-dividend date. With respect to all Funds, dividends from net investment income and distributions from net realized gains, offset by any loss carry forward, are declared and paid annually after the end of the fiscal year in which earned.

Each class is treated separately in determining the amounts of dividends of net investment income payable to holders of its shares.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules. Therefore, the source of the Funds' distributions may be shown in the accompanying financial statements as either from, or in excess of net investment income, net realized gain on investment transactions or return of capital, depending on the type of book/tax differences that may exist. Capital accounts within the financial statements are adjusted for permanent book/tax differences. Reclassifications result primarily from the differences in tax treatment of net operating losses, passive foreign investment companies and foreign currency transactions. The reclassifications had no impact on the net asset values of the Funds and are designed to present the Funds' capital accounts on a tax basis.

(f) Federal Income Taxes: It is each Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income to its shareholders. Provided a Fund maintains such compliance, no federal income tax provision is required. Each Fund is treated as a separate entity for the purpose of determining such compliance.

(g) Allocation Methods: The Trust accounts separately for the assets, liabilities and operations of each Fund. Expenses directly attributable to each Fund are charged to that Fund's operations; expenses which are applicable to all Funds are allocated among them based on net assets. Income, realized and unrealized gains and losses, and expenses of each Fund, are allocated among the Fund's classes

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NOTES TO FINANCIAL STATEMENTS (Continued)

based on relative net assets, with the exception of distribution fees, which are only applicable to Class R shares.

(h) Indemnification: The Trust enters into contracts that contain a variety of indemnification provisions. The Trust's maximum exposure under these arrangements is unknown. The Trust does not anticipate recognizing any loss related to these arrangements.

(i) Other: These financial statements have been prepared in accordance with U.S. generally accepted accounting principles, which require using estimates and assumptions that affect the reported amounts therein. Actual results may differ from those estimates.

NOTE 3 — Investment Advisory Fees and Other Transactions with Affiliates:

(a) Investment Advisory and Administration Fees: Fees incurred by each Fund, pursuant to the provisions of its Investment Advisory Agreement and its Administration Agreement with Fred Alger Management, Inc. (Alger Management), are payable monthly and computed based on the value of the average daily net assets of each Fund, at the following rates:

	Advisory Fee	Administration Fee through March 16, 2008	Administration Fee Effective March 17, 2008
LargeCap Growth Fund	.71%	.04%	.0275%
SmallCap Growth Fund	.81	.04	.0275
MidCap Growth Fund	.76	.04	.0275
Capital Appreciation Fund	.81	.04	.0275

(b) Distribution Fees: Class R Shares: The Funds have adopted a Distribution Plan pursuant to which Class R shares of each Fund pays Fred Alger & Company, Incorporated, the Trust's distributor (the "Distributor") and an affiliate of Alger Management, a fee at the annual rate of .50% of the respective average daily net assets of the Class R shares of the designated Funds to compensate the Distributor for its activities and expenses incurred in distributing the Class R shares. The fees charged may be more or less than the expenses incurred by the Distributor.

(c) Brokerage Commissions: During the year ended October 31, 2008, the LargeCap Growth Fund, the SmallCap Growth Fund, the MidCap Growth Fund and the Capital Appreciation Fund paid the Distributor commissions of $83,251, $662,384, $5,126,957 and $1,378,876, respectively, in connection with securities transactions.

(d) Shareholder Administrative Fees: The Trust has entered into a shareholder administrative services agreement with Alger Management, to compensate Alger Management on a per account basis for its liaison and administrative oversight of Boston Financial Data Services, Inc., the transfer agent, and other related services.

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NOTES TO FINANCIAL STATEMENTS (Continued)

During the year ended October 31, 2008, the LargeCap Growth Fund, SmallCap Growth Fund, MidCap Growth Fund and Capital Appreciation Fund incurred fees of $378, $136,724, $8,436 and $7,468 respectively, for these services provided by Alger Management which are included in transfer agent fees and expenses in the Statement of Operations.

(e) Shareholder Servicing Fees: Effective June 1, 2007, the Trust has entered into a shareholder servicing agreement with Alger Inc. whereby Alger Inc. provides the Trust with ongoing servicing of shareholder accounts. As Compensation for such services, each Fund pays Alger Inc. a monthly fee at an annual rate of .25% of the value of its average daily net assets.

(f) Trustee Fees: Each Fund pays each trustee who is not affiliated with Alger Management or its affiliates $500 for each meeting attended, to a maximum of $2,000 per annum. The Chairman of the Board of Trustees receives an additional annual fee of $10,000 which is paid, pro rata, by all funds managed by Alger Management. Additionally, each member of the audit committee receives an additional $50 from each Fund for each audit committee meeting attended, to a maximum of $200 per annum.

(g) Other Transactions With Affiliates: Certain trustees and officers of the Trust are directors and officers of Alger Management, the Distributor and Alger Services.

NOTE 4 — Securities Transactions:

The following summarizes the securities transactions by the Funds, other than short-term securities, for the year ended October 31, 2008:

	PURCHASES	SALES
LargeCap Growth Fund	$95,617,572	$102,142,447
SmallCap Growth Fund	773,496,589	530,867,567
MidCap Growth Fund	5,392,180,069	5,407,883,297
Capital Appreciation Fund	1,822,465,972	1,660,926,312

NOTE 5 — Lines of Credit:

The Trust participated in $50 million committed lines of credit with other mutual funds managed by Alger Management through March 14, 2008. All borrowings had variable interest rates and were payable on demand.

With the exception of the Capital Appreciation Fund, the Trust borrows under such lines of credit exclusively for temporary or emergency purposes. The Capital Appreciation Fund may borrow under these lines up to 1/3 of the value of its assets, to purchase additional securities. To the extent the Capital Appreciation Fund borrows under these lines, it must pledge securities with a total value of at

THE ALGER INSTITUTIONAL FUNDS |

NOTES TO FINANCIAL STATEMENTS (Continued)

least twice the amount borrowed. Effective March 17, 2008, the funds borrows from its custodian on an uncommitted basis.

For the year ended October 31, 2008, the Trust had the following borrowings:

	AVERAGE BORROWING	WEIGHTED AVERAGE INTEREST RATE
SmallCap Growth Fund	$5,825	3.63%
MidCap Growth Fund	153,309	4.15
Capital Appreciation Fund	6,831	3.56

NOTE 6 — Share Capital:

The Trust has an unlimited number of authorized shares of beneficial interest of $.001 par value which are presently divided into four series. Each series is divided into two separate classes.

During the year ended October 31, 2008, transactions of shares of beneficial interest were as follows:

	SHARES	AMOUNT
LARGECAP GROWTH FUND
Class I
Shares sold	1,904,017	$27,095,815
Shares redeemed	(2,840,554)	(35,630,418)
Net decrease	(936,537)	$(8,534,603)
LARGECAP GROWTH FUND
Class R
Shares sold	273,662	$3,895,941
Shares redeemed	(249,731)	(3,484,147)
Net increase	23,931	$411,794
SMALLCAP GROWTH FUND
Class I
Shares sold	19,701,594	$473,018,042
Shares redeemed	(10,816,750)	(249,097,244)
Net increase	8,884,844	$223,920,798
Class R
Shares sold	1,585,566	$38,302,703
Shares redeemed	(745,031)	(17,519,325)
Net increase	840,535	$20,783,378

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NOTES TO FINANCIAL STATEMENTS (Continued)

	SHARES	AMOUNT
MIDCAP GROWTH FUND
Class I
Shares sold	48,070,990	$775,162,164
Dividends reinvested	13,730,131	251,810,604
Shares redeemed	(48,592,293)	(764,893,741)
Net increase	13,208,828	$262,079,027
Class R
Shares sold	3,375,697	$52,591,052
Dividends reinvested	275,824	4,898,632
Shares redeemed	(1,959,087)	(30,302,674)
Net increase	1,692,434	$27,187,010
CAPITAL APPRECIATION FUND
Class I
Shares sold	17,682,410	$347,270,443
Shares redeemed	(10,767,402)	(196,863,090)
Net increase	6,915,008	$150,407,353
Class R
Shares sold	3,262,769	$60,529,232
Shares redeemed	(910,034)	(16,220,993)
Net increase	2,352,735	$44,308,239

During the year ended October 31, 2007, transactions of shares of beneficial interest were as follows:

	SHARES	AMOUNT
LARGECAP GROWTH FUND
Class I
Shares sold	1,570,277	$23,081,729
Shares redeemed	(6,507,676)	(91,837,212)
Net decrease	(4,937,399)	$(68,755,483)
Class R
Shares sold	303,055	$4,427,270
Shares redeemed	(185,509)	(2,640,940)
Net increase	117,546	$1,786,330

THE ALGER INSTITUTIONAL FUNDS |

NOTES TO FINANCIAL STATEMENTS (Continued)

	SHARES	AMOUNT
SMALLCAP GROWTH FUND
Class I
Shares sold	23,138,022	$612,294,019
Shares redeemed	(6,357,696)	(170,766,850)
Net increase	16,780,326	$441,527,169
Class R
Shares sold	1,560,038	$40,720,126
Shares redeemed	(313,081)	(8,243,204)
Net increase	1,246,957	$32,476,922
MIDCAP GROWTH FUND
Class I
Shares sold	36,433,129	$720,986,230
Dividends reinvested	5,120,164	86,991,587
Shares redeemed	(32,166,978)	(600,856,130)
Net increase	9,386,315	$207,121,687
Class R
Shares sold	1,665,514	$31,680,100
Dividends reinvested	82,715	1,374,727
Shares redeemed	(1,218,937)	(22,592,443)
Net increase	529,292	$10,462,384
CAPITAL APPRECIATION FUND
Class I
Shares sold	16,699,383	$324,186,877
Shares redeemed	(3,037,507)	(54,972,793)
Net increase	13,661,876	$269,214,084
CAPITAL APPRECIATION FUND
Class R
Shares sold	1,724,940	$32,565,363
Shares redeemed	(297,044)	(5,578,512)
Net increase	1,427,896	$26,986,851

THE ALGER INSTITUTIONAL FUNDS |

NOTES TO FINANCIAL STATEMENTS (Continued)

NOTE 7 — Tax Character of Distributions to Shareholders:

The tax character of distributions paid during the year ended October 31, 2008 and the year ended October 31, 2007 were as follows:

	YEAR ENDED OCTOBER 31, 2008	YEAR ENDED OCTOBER 31, 2007
MIDCAP GROWTH FUND
Distributions paid from:
Ordinary income	$295,577,096	$48,716,257
Long-term capital gain	22,157,271	60,684,009
Total distributions paid	$317,734,367	$109,400,266

As of October 31, 2008, the components of distributable earnings on a tax basis were as follows:

LARGECAP GROWTH FUND
Undistributed ordinary income	$—
Undistributed long-term gain	—
Unrealized appreciation	$(13,456,817)
SMALLCAP GROWTH FUND
Undistributed ordinary income	$—
Undistributed long-term gain	—
Unrealized appreciation	$(290,624,154)
MIDCAP GROWTH FUND
Undistributed ordinary income	$—
Undistributed long-term gain	—
Unrealized appreciation	$(504,070,154)
CAPITAL APPRECIATION FUND
Undistributed ordinary income	$—
Undistributed long-term gain	—
Unrealized appreciation	$(165,722,780)

The differences between book basis and tax basis unrealized appreciation is determined annually and is attributable primarily to the tax deferral of losses on wash sales.

At October 31, 2008, the Funds, for federal income tax purposes, had capital loss carryforwards which expire as set forth in the table below. These amounts may be applied against future net realized gains until the earlier of their utilization or expiration.

EXPIRATION DATE

	2010	2011	2016	TOTAL
LargeCap Growth Fund	$945,854	$5,070,663	$5,576,681	$11,593,198
SmallCap Growth Fund	$5,654,698	—	$72,171,002	$77,825,700
MidCap Growth Fund	$—	—	$290,430,773	$290,430,773
Capital Appreciation Fund	$9,021,946	—	$82,817,877	$91,839,823

THE ALGER INSTITUTIONAL FUNDS |

NOTES TO FINANCIAL STATEMENTS (Continued)

NOTE 8 — Litigation:

Alger Management has responded to inquiries, document requests and/or subpoenas from various regulatory authorities, in connection with their investigations of practices in the mutual fund industry identified as "market timing" and "late trading." On October 11, 2006, Alger Management, Alger Inc. and Alger Shareholder Services, Inc. executed an Assurance of Discontinuance with the Office of the New York State Attorney General ("NYAG"). On January 18, 2007 the Securities and Exchange Commission issued an order implementing settlements reached with Alger Management and Alger Inc. As part of the settlements with the Commission and the NYAG, without admitting or denying liability, the firms paid $30 million to reimburse fund shareholders and a fine of $10 million; and agreed to certain other remedial measures including a reduction in management fees of $1 million per year for five years. The entire $40 million and fee reduction will be available for the benefit of investors. Alger Management has advised the Funds that the settlement has not adversely affected the operations of Alger Management, Alger Inc. or their affiliates, or adversely affected their ability to continue to provide services to the Funds.

On August 31, 2005, the West Virginia Securities Commissioner (the "WVSC") in an ex parte Summary Order to Cease and Desist and Notice of Right to Hearing concluded that Alger Management and Alger Inc. had violated the West Virginia Uniform Securities Act (the "WVUSA"), and ordered Alger Management and Alger Inc. to cease and desist from further violations of the WVUSA by engaging in the market-timing related conduct described in the order. The ex parte order provided notice of their right to a hearing with respect to the violations of law asserted by the WVSC. Other firms unaffiliated with Alger Management were served with similar orders. Alger Management and Alger Inc. intend to request a hearing for the purpose of seeking to vacate or modify the order.

In addition, in 2003 and 2004 several purported class actions and shareholder derivative suits were filed against various parties in the mutual fund industry, including Alger Management, certain mutual funds managed by Alger Management (the "Alger Mutual Funds"), and certain current and former Alger Mutual Fund trustees and officers, alleging wrongful conduct related to market-timing and late-trading by mutual fund shareholders. These cases were transferred to the U.S. District Court of Maryland by the Judicial Panel on Multidistrict Litigation for consolidated pre-trial proceedings. In September 2004, consolidated amended complaints involving these cases — a Consolidated Amended Fund Derivative Complaint (the "Derivative Complaint") and two substantially identical Consolidated Amended Class Action Complaints (together, the "Class Action Complaint") — were filed in the Maryland federal district court under the caption number 1:04-MD-15863 (JFM). In April 2005, a civil lawsuit involving similar allegations was filed by the West Virginia Attorney General and also transferred to the Maryland District Court, but such lawsuit has since been withdrawn.

THE ALGER INSTITUTIONAL FUNDS |

NOTES TO FINANCIAL STATEMENTS (Continued)

The Derivative Complaint (which was later amended a second time) alleged (i) violations, by Alger Management and, depending on the specific offense alleged, by Alger Inc. and/or the fund trustee defendants, of Sections 36(a), 36(b), 47, and 48 of the Investment Company Act of 1940, as amended, (the "1940 Act") and of Sections 206 and 215 of the Investment Advisers Act of 1940, as amended, breach of fiduciary duty, and breach of contract, (ii) various offenses by other third-party defendants, and (iii) unjust enrichment by all the named defendants. The Class Action Complaint alleged, in addition to the offenses listed above, (i) violations, by Alger Management, Alger Inc., their affiliates, the funds named as defendants, including the Funds, and the current and former fund trustees and officers, of Sections 11, 12(a)(2), and 15 of the Securities Act of 1933, as amended, Sections 10(b) (and Rule 10b-5 thereunder) and 20(a) of the Securities Exchange Act of 1934, as amended, (the "1934 Act"), and Section 34(b) of the Investment Company Act, (ii) breach of contract by the funds named as defendants, and (iii) unjust enrichment of the defendants.

Motions to dismiss the Class Action Complaint and the Derivative Complaint were subsequently filed.

As a result of a series of court orders, all claims in the Class Action Complaint and the Derivative Complaint have been dismissed, other than claims under the 1934 Act against Alger Management, Alger Inc., Alger Associates, Inc. and Alger Shareholder Services, Inc., and certain present and former members of the senior management of Alger Management and/or Alger Inc., and claims under Section 36(b) of the Investment Company Act against Alger Management, Alger Inc., Alger Associates, Inc. and Alger Shareholder Services, Inc.

The class and derivative suits have been settled in principle, but such settlement is subject to court approval.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of
The Alger Institutional Funds:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of The Alger Institutional Funds (comprising the LargeCap Growth Institutional Fund, SmallCap Growth Institutional Fund, MidCap Growth Institutional Fund and Capital Appreciation Institutional Fund) (collectively, the "Funds"), as of October 31, 2008, and the related statements of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds' internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2008, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Alger Institutional Funds at October 31, 2008, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the indicated periods, in conformity with U.S. generally accepted accounting principles.

December 16, 2008
New York, N.Y.

THE ALGER INSTITUTIONAL FUNDS

ADDITIONAL INFORMATION (Unaudited)

Shareholder Expense Example

As a shareholder of the Funds, you incur two types of costs: transaction costs, if applicable, and ongoing costs, including management fees, distribution (12b-1) fees, if applicable, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 invested at the beginning of the six-month period starting May 1, 2008 and ending October 31, 2008.

Actual Expenses

The first line for each class of shares in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you would have paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each class of shares in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratios for each class of shares and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line under each class of shares in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

THE ALGER INSTITUTIONAL FUNDS

ADDITIONAL INFORMATION (Unaudited) (Continued)

Shareholder Expense Example (Continued)

		Beginning Account Value May 1, 2008	Ending Account Value October 31, 2008	Expenses Paid During the Period May 1, 2008 to October 31, 2008(b)	Ratio of Expenses to Average Net Assets For the Six Months Ended October 31, 2008(c)
ALGER LARGECAP GROWTH INSTITUTIONAL FUND
Class I	Actual	$1,000.00	$636.20	$5.06	1.23%
	Hypothetical(a)	1,000.00	1,018.95	6.24	1.23
Class R	Actual	1,000.00	635.10	7.11	1.73
	Hypothetical(a)	1,000.00	1,016.44	8.77	1.73
ALGER SMALLCAP GROWTH INSTITUTIONAL FUND
Class I	Actual	$1,000.00	$665.10	$5.32	1.27%
	Hypothetical(a)	1,000.00	1,018.75	6.44	1.27
Class R	Actual	1,000.00	663.40	7.40	1.77
	Hypothetical(a)	1,000.00	1,016.24	8.97	1.77
ALGER MIDCAP GROWTH INSTITUTIONAL FUND
Class I	Actual	$1,000.00	$530.30	$4.27	1.11%
	Hypothetical(a)	1,000.00	1,019.56	5.63	1.11
Class R	Actual	1,000.00	529.10	6.19	1.61
	Hypothetical(a)	1,000.00	1,017.04	8.16	1.61
ALGER CAPITAL APPRECIATION INSTITUTIONAL FUND
Class I	Actual	$1,000.00	$670.90	$4.96	1.18%
	Hypothetical(a)	1,000.00	1,019.20	5.99	1.18
Class R	Actual	1,000.00	668.90	7.05	1.68
	Hypothetical(a)	1,000.00	1,016.69	8.52	1.68

(a)  5% annual return before expenses.

(b)  Expenses are equal to the annualized expense ratio of the respective share class, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

(c)  Annualized.

Tax Information

In accordance with subchapter M of the Internal Revenue Code of 1986, as amended, for the year ended October 31, 2008, 2.43% of the Alger MidCap Growth Institutional Fund's ordinary dividend qualified for the dividends received deduction for corporations. For the year ended October 31, 2008, certain dividends paid by the Funds may be subject to a maximum rate of 15%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions paid by Alger MidCap Growth Institutional Fund during the fiscal year, the following represents the maximum amount that may be considered qualified dividend income: $8,443,108.

THE ALGER INSTITUTIONAL FUNDS

ADDITIONAL INFORMATION (Unaudited) (Continued)

Shareholders should not use the above information to prepare their tax returns. Since the trust's fiscal year is not the calendar year, another notification will be sent with respect to calendar year 2008. Such notification, which will reflect the amount to be used by taxpayers on their federal income tax returns, will be made in conjunction with Form 1099 DIV and will be mailed in January 2009. Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Trust.

THE ALGER INSTITUTIONAL FUNDS

ADDITIONAL INFORMATION (Unaudited) (Continued)

Trustees and Officers of the Funds (Unaudited)

Information about the Trustees and officers of the Funds is set forth below. In the table the term "Alger Fund Complex" refers to the Funds, The Alger Funds, The Alger American Fund, The Alger Funds II, Alger China-U.S. Growth Fund and Castle Convertible Fund, Inc., each of which is a registered investment company managed by Fred Alger Management, Inc. ("Alger Management"). Each Trustee serves until an event of termination, such as death or resignation, or until his successor is duly elected; each officer's term of office is one year. Unless otherwise noted, the address of each person named below is 111 Fifth Avenue, New York, NY 10003.

Name, Age, Position with the Fund	Principal Occupations	Trustee and/or Officer Since	Number of Portfolios in the Alger Fund Complex which are Overseen by Trustee
INTERESTED TRUSTEE

Hilary M. Alger, CFA (47)	Director of Development, Pennsylvania Ballet since 2004; Associate Director of Development, College of Arts and Sciences and Graduate School, University of Virginia 1999–2003.	2003	27

NON-INTERESTED TRUSTEES

Charles F. Baird, Jr. (55)	Managing Partner of North Castle Partners, a private equity securities group; Chairman of Leiner Health Products, Enzymatic Therapy and Caleel & Hayden (skincare business); former Chairman of Elizabeth Arden Day Spas, Naked Juice, Equinox (fitness company) and EAS (manufacturer of nutritional products). Formerly Managing Director of AEA Investors, Inc.	2000	27

Roger P. Cheever (63)	Senior Associate Dean of Development, Harvard University. Formerly Deputy Director of the Harvard College Fund.	2000	27

Lester L. Colbert, Jr. (74)	Private investor since 1988. Formerly, Chairman of the Board, President and Chief Executive Officer of Xidex Corporation (manufacturer of computer information media).	2000	27

Stephen E. O'Neil (76)	Attorney; Private investor since 1981. Formerly of Counsel to the law firm of Kohler & Barnes.	1993	27

THE ALGER INSTITUTIONAL FUNDS

ADDITIONAL INFORMATION (Unaudited) (Continued)

Name, Age, Position with the Fund	Principal Occupations	Trustee and/or Officer Since	Number of Portfolios in the Alger Fund Complex which are Overseen by Trustee
NON-INTERESTED TRUSTEES (Continued)

David Rosenberg (46)	Associate Professor of Law since January 2006 (Assistant Professor 2000-2005), Zicklin School of Business, Baruch College, City University of New York.	2007	27

Nathan E. Saint-Amand, M.D. (70)	Medical doctor in private practice; Member of the Board of the Manhattan Institute (non-profit policy research) since 1988. Formerly Co-Chairman, Special Projects Committee, Memorial Sloan Kettering.	1993	27

OFFICERS

Daniel C. Chung (46) President	President since September 2003 and Chief Investment Officer and Director since 2001 of Alger Management; President since 2003 and Director since 2001 of Alger Associates, Fred Alger International Advisory S.A. (Director since 2003) and Analysts Resources, Inc. ("ARI"). Formerly, Director of the Fund from 2001-2006.	2001	N/A

Hal Liebes (44) Secretary	Executive Vice President, Director, Chief Legal Officer, Chief Operating Officer, and Secretary of Fred Alger & Company, Incorporated and Alger Management; Director since 2006 of Alger Associates, and ARI. Formerly Chief Compliance Officer of AMVESCAP PLC from 2004-2005; U.S. General Counsel from 1994-2002 and Global General Counsel from 2002-2004 of Credit Suisse Asset Management.	2005	N/A

Michael D. Martins (43) Treasurer	Senior Vice President of Alger Management; Assistant Treasurer from 2005 to 2006 of the Fund. Formerly Vice President, Brown Brothers Harriman & Co. from 1997–2004.	2005	N/A

THE ALGER INSTITUTIONAL FUNDS

ADDITIONAL INFORMATION (Unaudited) (Continued)

Name, Age, Position with the Fund	Principal Occupations	Trustee and/or Officer Since	Number of Portfolios in the Alger Fund Complex which are Overseen by Trustee
OFFICERS (Continued)

Lisa A. Moss (43) Assistant Secretary	Vice President and Assistant General Counsel of Alger Management since June 2006. Formerly, Director of Merrill Lynch Investment Managers, L.P. from 2005–2006; Assistant General Counsel of AIM Management, Inc. from 1995–2005.	2006	N/A

Barry J. Mullen (55) Chief Compliance Officer	Senior Vice President and Director of Compliance of Alger Management since May 2006. Formerly, Director of BlackRock, Inc. from 2004–2006; Vice President of J.P. Morgan Investment Management from 1996–2004.	2006	N/A

Anthony S. Caputo (53) Assistant Treasurer	Employed by Alger Management since 1986, currently serving as Vice President.	2007	N/A

Sergio M. Pavone (47) Assistant Treasurer	Employed by Alger Management since 2002, currently serving as Vice President.	2007	N/A

Ms. Alger and Mr. Chung are "interested persons" (as defined in the Investment Company Act) of the Fund because of their affiliations with Alger Management. No Trustee is a director of any public company except as may be indicated under "Principal Occupations."

The Statement of Additional Information contains additional information about the Funds' Trustees and is available without charge upon request by calling (800) 992-3863.

Investment Management Agreement Renewal (Unaudited)

At an in-person meeting held on September 9, 2008, the Trustees, including the Independent Trustees, unanimously approved renewal of the Investment Advisory Agreement between the Trust and Alger Management (the "Agreement"). The Independent Trustees were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of Alger Management.

In evaluating the Agreement, the Trustees drew on materials that they had requested and which were provided to them in advance of the meeting by Alger Management and by counsel. The materials covered, among other matters, (i) the nature, extent and quality of the services provided by Alger Management under the Agreement, (ii) the investment performance of the Trust's portfolios (each a "Fund"), (iii) the costs to Alger Management of its services and the profits realized by Alger Management and Alger Inc. from their relationship with the Trust, and (iv) the extent to which economies of scale would be

THE ALGER INSTITUTIONAL FUNDS

ADDITIONAL INFORMATION (Unaudited) (Continued)

realized if and as the Funds grow and whether the fee levels in the Agreement reflect these economies of scale. These materials included an analysis of the Funds and Alger Management's services by Callan Associates Inc. ("Callan"), an independent consulting firm whose specialties include assistance to fund trustees and directors in their review of advisory contracts pursuant to section 15(c) of the 1940 Act. At the meeting, senior Callan personnel provided a presentation to the Trustees based on the Callan materials.

In deciding whether to approve renewal of the Agreement, the Trustees considered various factors, including those enumerated above. They also considered other direct and indirect benefits to Alger Management and its affiliates from their relationship with the Trust.

Nature, Extent and Quality of Services. In considering the nature, extent and quality of the services provided by Alger Management pursuant to the Agreement, the Trustees relied on their prior experience as Trustees of the Trust, their familiarity with the personnel and resources of Alger Management and its affiliates, and the materials provided at the meeting. They noted that under the Agreement Alger Management is responsible for managing the investment operations of the Funds. They also noted that administrative, compliance, reporting and accounting services necessary for the conduct of the Trust's affairs are provided under the separate Administration Agreement. The Trustees reviewed the background and experience of Alger Management's senior investment management personnel, including the individuals currently responsible for the investment operations of the Funds. They also considered the resources, operational structures and practices of Alger Management in managing each of the Fund's portfolios, as well as Alger Management's overall investment management business. They noted especially Alger Management's history of expertise in managing portfolios of "growth" stocks and that, according to an analysis provided by Callan, the characteristics of each Fund had been typical of a fund that holds itself out to investors as growth-oriented. The Trustees concluded that Alger Management's experience, resources and strength in the areas of importance to the Funds are considerable. The Trustees considered the level and depth of Alger Management's ability to execute portfolio transactions to effect investment decisions, including those through Alger Inc. The Trustees also considered the ongoing enhancements to the control and compliance environment at Alger Management and within the Trust.

Investment Performance of the Funds. Drawing upon information provided at the meeting by Alger Management as well as Callan and upon reports provided to the Trustees by Alger Management throughout the preceding year, the Trustees reviewed each Fund's returns for the year-to-date (at 6/30/08), last-quarter, and 1-year, 3-year, 5-year, and 10-year periods to the extent available (and its year-by-year returns) and compared them with benchmark and peer-group data for the same periods. They noted that the performance of each of the Funds, which had generally been satisfactory in recent periods (or longer), was disappointing for the year to date. Noting that the 2008 market environment for domestic stocks in general and for "growth" stocks in particular had thus far been challenging in 2008, the Trustees discussed the Funds' recent performance with Alger Management and the performance prospects for the remainder of the year and beyond.

THE ALGER INSTITUTIONAL FUNDS

ADDITIONAL INFORMATION (Unaudited) (Continued)

Fund Fees and Expense Ratios; Profitability to Alger Management and its Affiliates. The Trustees considered the profitability of the Investment Advisory Agreement to Alger Management and its affiliates, and the methodology used by Alger Management in determining such profitability. The Trustees reviewed previously-provided data on each Fund's profitability to Alger Management and its affiliates for the year ended June 30, 2008. In addition, the Trustees reviewed each Fund's management fee and expense ratio and compared them with a group of comparable funds. In order to assist the Trustees in this comparison, Callan had provided the Trustees with comparative information with respect to fees paid, and expense ratios incurred, by similar funds. That information indicated that while the fees of most of the Funds were near or below the median, the fee of the Capital Appreciation Fund was above the median and the expense ratios of all of the Funds were above the median. In the latter cases, the Trustees determined that such information should be taken into account in weighing the size of the fee against the nature, extent and quality of the services provided, although they noted that in some cases the choice of peer group may have caused the expense ratios to appear artificially high on a relative basis. After discussing with representatives of the Adviser and Callan the methodologies used in computing the costs that formed the bases of the profitability calculations, the Trustees turned to the profitability data provided. After analysis and discussion, they concluded that, to the extent that Alger Management's and its affiliates' relationships with the Funds had been profitable to either or both of those entities, the profit margin in each case was not unacceptable.

Economies of Scale. On the basis of their discussions with management and their analysis of information provided at the meeting, the Trustees determined that the nature of the Funds and their operations is such that Alger Management is likely to realize economies of scale in the management of the Funds at some point as each grows in size, but that adoption of breakpoints in one or more advisory fees, while possibly appropriate at a later date, could await further analysis of the sources and potential scale of the economies and the fee structure that would best reflect them. Accordingly, the Trustees requested that Alger Management address this topic with the Trustees at future meetings.

Other Benefits to Alger Management. The Trustees considered whether Alger Management benefits in other ways from its relationship with the Trust. They noted that Alger Management maintains soft-dollar arrangements in connection with the Funds' brokerage transactions, reports on which are regularly supplied to the Trustees at their quarterly meetings and summaries of which, listing commissions by Fund through June 30, 2008 and December 31, 2007, had been included in the materials supplied prior to the meeting. The Trustees also noted that Alger, Inc. provides a substantial portion of the Funds' equity brokerage and receives shareholder servicing fees from the Funds as well, and that Alger Management receives fees from the Funds under a shareholder administrative services agreement. The Trustees had been provided with information regarding, and had considered, the brokerage and shareholder servicing fee benefits in connection with their review of the profitability to Alger Management and its affiliates of their relationships with the Funds. As to other benefits received, the

THE ALGER INSTITUTIONAL FUNDS

ADDITIONAL INFORMATION (Unaudited) (Continued)

Trustees decided that none were so significant as to render Alger Management's fees excessive.

Conclusions and Determinations. At the conclusion of these discussions, each of the Independent Trustees expressed the opinion that he had been furnished with sufficient information to make an informed business decision with respect to renewal of the Investment Advisory Agreement. Based on its discussions and considerations as described above, the Board made the following conclusions and determinations:

•  The Board concluded that the nature, extent and quality of the services provided to each Fund by Alger Management are adequate and appropriate.

•  The Board was satisfied with the performance of the Funds on a relatively long-term basis, but determined to monitor the progress of Alger Management's steps to improve the performance of the Funds by comparison with that of the first half of 2008.

•  The Board concluded that each advisory fee paid to Alger Management was reasonable in light of comparative performance and expense and advisory fee information, costs of the services provided and profits to be realized and benefits derived or to be derived by Alger Management from the relationship with the Fund.

•  The Board determined that there were not at this time significant economies of scale to be realized by Alger Management in managing the Funds' assets but that, to the extent that material economies of scale should be realized in the future, the Board would seek to ensure that they were shared with the applicable Fund.

The Board considered these conclusions and determinations and, without any one factor being dispositive, determined with respect to each Fund that renewal of the Investment Advisory Agreement was in the best interests of the Fund and its shareholders.

Proxy Voting Policies

A description of the policies and procedures the Trust uses to determine how to vote proxies relating to portfolio securities and the proxy voting record is available, without charge, by calling (800) 992-3362 or online on the Funds' website at http://www.alger.com or on the SEC's website at http://www.sec.gov.

Fund Holdings

The Funds' most recent month end portfolio holdings are available approximately sixty days after month end on the Funds' website at www.alger.com. The Funds also file their complete schedule of portfolio holdings with the SEC for the first and third quarter of each fiscal year on Form N-Q. The Funds' Forms N-Q is available online on the SEC's website at www.sec.gov or may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. A copy of the most recent quarterly holdings may also be obtained from the Funds by calling (800) 992-3362.

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THE ALGER INSTITUTIONAL FUNDS

111 Fifth Avenue
New York, NY 10003
(800) 992-3362
www.alger.com

Investment Manager

Fred Alger Management, Inc.
111 Fifth Avenue
New York, NY 10003

Transfer Agent and Dividend Disbursing Agent

Boston Financial Data Services, Inc.
P.O. Box 8480
Boston, MA 02266

This report is submitted for the general information of the shareholders of The Alger Institutional Funds. It is not authorized for distribution to prospective investors unless accompanied by an effective Prospectus for the Trust, which contains information concerning the Trust's investment policies, fees and expenses as well as other pertinent information.

SAIF 103108

ITEM 2.  CODE OF ETHICS.

(a) The Registrant has adopted a code of ethics (the “Code of Ethics”) that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

(b)   Not applicable.

(c)   The Registrant has amended its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto whereby the code applies to officers of the registrant rather than officers of the investment advisor and other related entities.

(d)   The Registrant has not granted a waiver or an implicit waiver from a provision of its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(e)   Not applicable.

(f)    The Registrant’s Code of Ethics is attached as an Exhibit hereto.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the Registrant determined that Stephen E. O’Neil is an audit committee financial expert (within the meaning of that phrase specified in the instructions to Form N-CSR) on the Registrant’s audit committee.  Mr. O’Neil is an “independent” trustee — i.e., he is not an interested person of the Registrant as defined in the Investment Company Act of 1940, nor has he accepted directly or indirectly any consulting, advisory or other compensatory fee from the Registrant, other than in his capacity as Trustee.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees:

October 31, 2008	$105,000
October 31, 2007	$100,000

b) Audit-Related Fees: NONE

c) Tax Fees for tax advice, tax compliance and tax planning:

October 31, 2008	$21,600
October 31, 2007	$52,270

d) All Other Fees:

October 31, 2008	$13,100
October 31, 2007	$10,600

Other fees include a review and consent for Registrants registration statement filing and a review of the semi-annual financial statements.

e) 1) Audit Committee Pre-Approval Policies And Procedures:

Audit and non-audit services provided by the Registrant’s independent registered public accounting firm (the “Auditors”) on behalf the Registrant must be pre-approved by the Audit Committee.  Non-audit services provided by the Auditors on behalf of the Registrant’s Investment Adviser or any entity controlling, controlled by, or under common control with the Investment Adviser must be pre-approved by the Audit Committee if such non-audit services directly relate to the operations or financial reporting of the Registrant.

2) All fees in item 4(b) through 4(d) above were approved by the Registrants’ Audit Committee.

f) Not Applicable

g) Non-Audit Fees:

October 31, 2008	$282,950 and 15,068 Euros
October 31, 2007	$282,811 and 70,773 Euros

h) The audit committee of the board of trustees has considered whether the provision of the non-audit services that were rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control, with the adviser that provides ongoing services to the registrant that were not approved pursuant to (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principle accountant’s independence.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable

ITEM 6.  INVESTMENTS.

Not applicable

ITEM 7.  DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED END MANAGEMENT INVESTMENT COMPANIES.

Not applicable

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable

ITEM 9.  PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

None

ITEM 11.  CONTROLS AND PROCEDURES.

(a) The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of the disclosure controls and procedures as of a date within 90 days of the filing date of this document.

(b) No changes in the Registrant’s internal control over financial reporting occurred during the Registrant’s second fiscal half-year that materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

(a) (1) Code of Ethics as Exhibit 99.CODE ETH

(a) (2) Certifications of principal executive officer and principal financial officer as required by rule 30a-2(a) under the Investment Company Act of 1940 are attached as Exhibit 99.CERT

(b) Certifications of principal executive officer and principal financial officer as required by rule 30a-2(b) under the Investment Company Act of 1940 are attached as Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Alger Institutional Funds

By:	/s/Dan C. Chung

Dan C. Chung

President

Date: December 15, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Dan C. Chung

Dan C. Chung

President

Date: December 15, 2008

By:	/s/Michael D. Martins

Michael D. Martins

Treasurer

Date: December 15, 2008